                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

               -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

         The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables
Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 17, 2005 and covers activity from August 25, 2005 through September 24, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of October, 2005.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By: /s/ Susanne L. Miller
                                                --------------------------------
                                                Name: Susanne L. Miller
                                                Title: Vice President
                                                Treasury Controller

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity Trust Totals

Number of days in period                                                    31
Beginning Principal Receivable Balance                       27,061,278,146.23
Special Funding Account Balance                                           0.00
Beginning Total Principal Balance                            27,061,278,146.23
Finance Charge Collections (excluding                           464,142,875.06
 Recoveries)
Recoveries                                                       18,837,789.04
Total Collections of Finance Charge Receivables                 482,980,664.10
Total Collections of Principal Receivables                    6,973,760,259.48
Monthly Payment Rate                                                  24.9390%
Defaulted amount                                                 94,094,720.94
Annualized Default Rate                                                4.1004%
Trust Portfolio Yield                                                 16.9202%
New Principal Receivables                                     7,025,840,435.82
Ending Principal Receivables Balance                         27,019,263,601.62
Ending Required Minimum Principal Balance                    22,122,250,000.00
Ending Transferor Amount                                      6,344,263,601.62
Ending Special Funding Account Balance                                    0.00
Ending Total Principal Balance                               27,019,263,601.62

B. Series Allocations                      Series 2000-4      Series 2000-5      Series 2001-1    Series 2001-2     Series 2001-3
---------------------                      -------------      -------------      -------------    -------------     -------------
Group Number                                            2                  2                 2                 1                 2
Invested Amount                                      0.00               0.00    750,000,000.00    250,000,000.00    750,000,000.00
Adjusted Invested Amount                             0.00               0.00    750,000,000.00    250,000,000.00    750,000,000.00
Principal Funding Account Balance                    0.00               0.00              0.00              0.00              0.00
Series Required Transferor Amount                    0.00               0.00     52,500,000.00     17,500,000.00     52,500,000.00
Series Allocation Percentage                         0.00%              0.00%             3.63%             1.21%             3.63%
Series Alloc. Finance Charge Collections             0.00               0.00     17,520,459.40      5,840,153.13     17,520,459.40
Series Allocable Recoveries                          0.00               0.00        683,353.90        227,784.63        683,353.90
Series Alloc. Principal Collections                  0.00               0.00    252,978,002.16     84,326,000.72    252,978,002.16
Series Allocable Defaulted Amount                    0.00               0.00      3,413,351.42      1,137,783.81      3,413,351.42

B. Series Allocations                      Series 2001-4      Series 2001-5      Series 2001-6    Series 2001-7     Series 2002-1
---------------------                      -------------      -------------      -------------    -------------     -------------

Group Number                                            2                  2                 2                 2                 2
Invested Amount                            725,000,000.00     500,000,000.00    700,000,000.00    650,000,000.00    920,000,000.00
Adjusted Invested Amount                   725,000,000.00     500,000,000.00    700,000,000.00    650,000,000.00    920,000,000.00
Principal Funding Account Balance                    0.00               0.00              0.00              0.00              0.00
Series Required Transferor Amount           50,750,000.00      35,000,000.00     49,000,000.00     45,500,000.00     64,400,000.00
Series Allocation Percentage                         3.51%              2.42%             3.39%             3.14%             4.45%
Series Alloc. Finance Charge Collections    16,936,444.09      11,680,306.27     16,352,428.77     15,184,398.15     21,491,763.53
Series Allocable Recoveries                    660,575.43         455,569.26        637,796.97        592,240.04        838,247.44
Series Alloc. Principal Collections        244,545,402.09     168,652,001.44    236,112,802.01    219,247,601.87    310,319,682.65
Series Allocable Defaulted Amount            3,299,573.04       2,275,567.62      3,185,794.66      2,958,237.90      4,187,044.41

B. Series Allocations                      Series 2002-2      Series 2002-3      Series 2002-5    Series 2002-6     Series 2003-1
---------------------                      -------------      -------------      -------------    -------------     -------------

Group Number                                            2                  2                 2                 2                 2
Invested Amount                            940,000,000.00     920,000,000.00    600,000,000.00    720,000,000.00    920,000,000.00
Adjusted Invested Amount                   940,000,000.00     920,000,000.00    600,000,000.00    720,000,000.00    920,000,000.00
Principal Funding Account Balance                    0.00               0.00              0.00              0.00              0.00
Series Required Transferor Amount           65,800,000.00      64,400,000.00     42,000,000.00     50,400,000.00     64,400,000.00
Series Allocation Percentage                         4.55%              4.45%             2.90%             3.48%             4.45%
Series Alloc. Finance Charge Collections    21,958,975.78      21,491,763.53     14,016,367.52     16,819,641.02     21,491,763.53
Series Allocable Recoveries                    856,470.22         838,247.44        546,683.12        656,019.74        838,247.44
Series Alloc. Principal Collections        317,065,762.70     310,319,682.65    202,382,401.73    242,858,882.07    310,319,682.65
Series Allocable Defaulted Amount            4,278,067.12       4,187,044.41      2,730,681.14      3,276,817.37      4,187,044.41

B. Series Allocations                      Series 2003-2      Series 2003-3      Series 2003-4    Series 2004-1     Series 2004-2
---------------------                      -------------      -------------      -------------    -------------     -------------

Group Number                                            2                  2                 1                 2                  2
Invested Amount                          1,100,000,000.00     750,000,000.00    680,000,000.00    800,000,000.00     400,000,000.00
Adjusted Invested Amount                 1,100,000,000.00     750,000,000.00    680,000,000.00    800,000,000.00     400,000,000.00
Principal Funding Account Balance                    0.00               0.00              0.00              0.00               0.00
Series Required Transferor Amount           77,000,000.00      52,500,000.00     47,600,000.00     56,000,000.00      28,000,000.00
Series Allocation Percentage                         5.32%              3.63%             3.29%             3.87%              1.93%
Series Alloc. Finance Charge Collections    25,696,673.79      17,520,459.40     15,885,216.52     18,688,490.03       9,344,245.01
Series Allocable Recoveries                  1,002,252.38         683,353.90        619,574.20        728,910.82         364,455.41
Series Alloc. Principal Collections        371,034,403.16     252,978,002.16    229,366,721.96    269,843,202.30     134,921,601.15
Series Allocable Defaulted Amount            5,006,248.76       3,413,351.42      3,094,771.96      3,640,908.19       1,820,454.09

B. Series Allocations                      Series 2004-3      Series 2004-4      Series 2004-5    Series 2005-1     Series 2005-2
---------------------                      -------------      -------------      -------------    -------------     -------------

Group Number                                            1                  2                 2                 2                 2
Invested Amount                            600,000,000.00   1,100,000,000.00  1,000,000,000.00    600,000,000.00    600,000,000.00
Adjusted Invested Amount                   600,000,000.00   1,100,000,000.00  1,000,000,000.00    600,000,000.00    600,000,000.00
Principal Funding Account Balance                    0.00               0.00              0.00              0.00              0.00
Series Required Transferor Amount           42,000,000.00      77,000,000.00     70,000,000.00     42,000,000.00     42,000,000.00
Series Allocation Percentage                         2.90%              5.32%             4.84%             2.90%             2.90%
Series Alloc. Finance Charge Collections    14,016,367.52      25,696,673.79     23,360,612.53     14,016,367.52     14,016,367.52
Series Allocable Recoveries                    546,683.12       1,002,252.38        911,138.53        546,683.12        546,683.12
Series Alloc. Principal Collections        202,382,401.73     371,034,403.16    337,304,002.88    202,382,401.73    202,382,401.73
Series Allocable Defaulted Amount            2,730,681.14       5,006,248.76      4,551,135.23      2,730,681.14      2,730,681.14

B. Series Allocations                        Series 2005-3    Series 2005-4      Series 2005-5    Series 2005-6      Series 2005-7
---------------------                        -------------    -------------      -------------    -------------      -------------
Group Number                                             2                2                 2                 2                   2
Invested Amount                             700,000,000.00   500,000,000.00  1,100,000,000.00    700,000,000.00      700,000,000.00
Adjusted Invested Amount                    700,000,000.00   500,000,000.00  1,100,000,000.00    700,000,000.00      700,000,000.00
Principal Funding Account Balance                     0.00             0.00              0.00              0.00                0.00
Series Required Transferor Amount            49,000,000.00    35,000,000.00     77,000,000.00     49,000,000.00       49,000,000.00
Series Allocation Percentage                          3.39%            2.42%             5.32%             3.39%               3.39%
Series Alloc. Finance Charge Collections     16,352,428.77    11,680,306.27     25,696,673.79     16,352,428.77       16,352,428.77
Series Allocable Recoveries                     637,796.97       455,569.26      1,002,252.38        637,796.97          637,796.97
Series Alloc. Principal Collections         236,112,802.01   168,652,001.44    371,034,403.16    236,112,802.01      236,112,802.01
Series Allocable Defaulted Amount             3,185,794.66     2,275,567.62      5,006,248.76      3,185,794.66        3,185,794.66

B. Series Allocations                                                                                                   Trust Total
                                                                                                                        -----------

Group Number
Invested Amount                                                                                                   20,675,000,000.00
Adjusted Invested Amount                                                                                          20,675,000,000.00
Principal Funding Account Balance                                                                                              0.00
Series Required Transferor Amount                                                                                  1,447,250,000.00
Series Allocation Percentage                                                                                                   100%
Series Alloc. Finance Charge Collections                                                                             482,980,664.10
Series Allocable Recoveries                                                                                           18,837,789.04
Series Alloc. Principal Collections                                                                                6,973,760,259.48
Series Allocable Defaulted Amount                                                                                     94,094,720.94

C. Group Allocations

1. Group 1 Allocations                            Series 2001-2    Series 2003-4    Series 2004-3                     Group 1 Total
----------------------                            -------------    -------------    -------------                     -------------
Invested Amount                                  250,000,000.00   680,000,000.00    600,000,000.00                  1,530,000,000.00
Investor Finance Charge Collections                4,461,916.59    12,136,413.14     10,708,599.83                     27,306,929.56

Investor Monthly Interest                          1,146,395.92     1,104,603.56      2,186,826.88                      4,437,826.36
Investor Default Amount                              869,274.54     2,364,426.76      2,086,258.91                      5,319,960.21
Investor Monthly Fees                                416,666.67     1,133,333.33      1,000,000.00                      2,550,000.00
Investor Additional Amounts                                0.00             0.00              1.00                              0.00
Total                                              2,432,337.13     4,602,363.65      5,273,085.79                     12,307,786.57

Reallocated Investor Finance Charge Collections    4,883,177.49    11,268,649.43     11,155,102.64                     27,306,929.56
Available Excess                                   2,450,840.36     6,666,285.77      5,882,016.86                     14,999,142.99

2. Group 2 Allocations                                             Series 2000-4    Series 2000-5    Series 2001-1    Series 2001-3
----------------------                                             -------------    -------------    -------------    -------------
Invested Amount                                                            0.00            0.00      750,000,000.00   750,000,000.00
Investor Finance Charge Collections                                        0.00            0.00       13,385,749.78    13,385,749.78

Investor Monthly Interest                                                  0.00            0.00        2,643,153.33     2,635,520.00
Investor Default Amount                                                    0.00            0.00        2,607,823.63     2,607,823.63
Investor Monthly Fees                                                      0.00            0.00        1,250,000.00     1,250,000.00
Investor Additional Amounts                                                0.00            0.00                0.00             0.00
Total                                                                      0.00            0.00        6,500,976.97     6,493,343.63

Reallocated Investor Finance Charge Collections                            0.00            0.00       13,416,872.87    13,409,239.54
Investment Funding Account Proceeds                                        0.00
Available Excess                                                           0.00            0.00        6,915,895.90     6,915,895.90

2. Group 2 Allocations                           Series 2001-4    Series 2001-5    Series 2001-6    Series 2001-7    Series 2002-1
----------------------                           -------------    -------------    -------------    -------------    -------------
Invested Amount                                 725,000,000.00     500,000,000.00  700,000,000.00    650,000,000.00   920,000,000.00
Investor Finance Charge Collections              12,939,558.12       8,923,833.19   12,493,366.46     11,600,983.15    16,419,853.07

Investor Monthly Interest                         2,547,669.33       1,777,835.56    2,453,192.00      2,278,426.22     3,220,719.64
Investor Default Amount                           2,520,896.18       1,738,549.09    2,433,968.72      2,260,113.82     3,198,930.32
Investor Monthly Fees                             1,208,333.33         833,333.33    1,166,666.67      1,083,333.33     1,533,333.33
Investor Additional Amounts                               0.00               0.00            0.00              0.00             0.00
Total                                             6,276,898.85       4,349,717.98    6,053,827.39      5,621,873.37     7,952,983.30

Reallocated Investor Finance Charge Collections  12,962,264.89       8,960,315.25   12,508,663.57     11,615,649.82    16,436,482.28
Investment Funding Account Proceeds
Available Excess                                  6,685,366.04       4,610,597.27    6,454,836.18      5,993,776.45     8,483,498.97

2. Group 2 Allocations                    Series 2002-2    Series 2002-3     Series 2002-5   Series 2002-6    Series 2003-1
----------------------                    -------------    -------------     -------------   -------------    -------------
Invested Amount                           940,000,000.00   920,000,000.00   600,000,000.00   720,000,000.00     920,000,000.00
Investor Finance Charge Collections        16,776,806.39    16,419,853.07    10,708,599.83    12,850,319.79      16,419,853.07

Investor Monthly Interest                   3,290,066.84     3,219,411.20     2,129,002.67     2,538,963.20       3,220,719.64
Investor Default Amount                     3,268,472.29     3,198,930.32     2,086,258.91     2,503,510.69       3,198,930.32
Investor Monthly Fees                       1,566,666.67     1,533,333.33     1,000,000.00     1,200,000.00       1,533,333.33
Investor Additional Amounts                         0.00             0.00             0.00             0.00               0.00
Total                                       8,125,205.80     7,951,674.86     5,215,261.57     6,242,473.89       7,952,983.30

Reallocated Investor Finance
Charge Collections                         16,793,128.66    16,435,173.83    10,747,978.30    12,881,733.96      16,436,482.28
Investment Funding Account Proceeds
Available Excess                            8,667,922.86     8,483,498.97     5,532,716.72     6,639,260.07       8,483,498.97

2. Group 2 Allocations                    Series 2003-2    Series 2003-3     Series 2004-1   Series 2004-2    Series 2004-4
----------------------                    -------------    -------------     -------------   -------------    -------------
Invested Amount                         1,100,000,000.00   750,000,000.00   800,000,000.00   400,000,000.00   1,100,000,000.00
Investor Finance Charge Collections        19,632,433.02    13,385,749.78    14,278,133.10     7,139,066.55      19,632,433.02

Investor Monthly Interest                   3,848,513.78     2,622,920.00     2,775,594.67     1,421,557.33       3,819,767.11
Investor Default Amount                     3,824,808.00     2,607,823.63     2,781,678.54     1,390,839.27       3,824,808.00
Investor Monthly Fees                       1,833,333.33     1,250,000.00     1,333,333.33       666,666.67       1,833,333.33
Investor Additional Amounts                         0.00             0.00             0.00             0.00               0.00
Total                                       9,506,655.11     6,480,743.63     6,890,606.54     3,479,063.27       9,477,908.44

Reallocated Investor Finance
Charge Collections                         19,649,969.10    13,396,639.54    14,267,562.17     7,167,541.09      19,621,222.43
Investment Funding Account Proceeds
Available Excess                           10,143,313.99     6,915,895.90     7,376,955.63     3,688,477.81      10,143,313.99

2. Group 2 Allocations                    Series 2004-5    Series 2005-1     Series 2005-2   Series 2005-3    Series 2005-4
----------------------                    -------------    -------------     -------------   -------------    -------------
Invested Amount                        1,000,000,000.00    600,000,000.00   600,000,000.00   700,000,000.00     500,000,000.00
Investor Finance Charge Collections       17,847,666.38     10,708,599.83    10,708,599.83    12,493,366.46       8,923,833.19

Investor Monthly Interest                  3,469,715.56      2,043,669.33     2,088,922.67     2,365,147.56       1,725,835.56
Investor Default Amount                    3,477,098.18      2,086,258.91     2,086,258.91     2,433,968.72       1,738,549.09
Investor Monthly Fees                      1,666,666.67      1,000,000.00     1,000,000.00     1,166,666.67         833,333.33
Investor Additional Amounts                        0.00              0.00             0.00             0.00               0.00
Total                                      8,613,480.40      5,129,928.24     5,175,181.57     5,965,782.95       4,297,717.98

Reallocated Investor Finance
Charge Collections                        17,834,674.94     10,662,644.96    10,707,898.30    12,420,619.12       8,908,315.25
Investment Funding Account Proceeds
Available Excess                           9,221,194.54      5,532,716.72     5,532,716.72     6,454,836.18       4,610,597.27

2. Group 2 Allocations                    Series 2005-5    Series 2005-6     Series 2005-7                      Group 2 Total
----------------------                    -------------    -------------     -------------                      -------------
Invested Amount                        1,100,000,000.00   700,000,000.00   700,000,000.00                     19,145,000,000.00
Investor Finance Charge Collections       19,632,433.02    12,493,366.46    12,493,366.46                        341,693,572.79

Investor Monthly Interest                  3,758,411.56     2,365,147.56     2,416,543.11                         66,676,425.42
Investor Default Amount                    3,824,808.00     2,433,968.72     2,433,968.72                         66,569,044.62
Investor Monthly Fees                      1,833,333.33     1,166,666.67     1,166,666.67                         31,908,333.33
Investor Additional Amounts                        0.00             1.00             2.00                                  0.00
Total                                      9,416,552.88     5,965,782.95     6,017,178.50                        165,153,803.38

Reallocated Investor Finance
Charge Collections                        19,559,866.88    12,420,619.12    12,472,014.68                        341,693,572.79
Investment Funding Account Proceeds
Available Excess                          10,143,313.99     6,454,836.18     6,454,836.18                        176,539,769.42

                                             GROUP I          GROUP II
Group Investor Finance
Charge Collections                        27,306,929.56  341,693,572.79
Group Expenses                            12,307,786.57  165,153,803.38
Reallocable Investor Finance
Charge Collections                        14,999,142.99  176,539,769.42

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                     280,745,530
61-90 Days Delinquent:                     149,694,740
90+ Days Delinquent:                       220,420,187
Total 30+ Days Delinquent:                 650,860,457

II. Series 2000-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                     Series               Total Investor          Transferors
A. Investor/Transferor Allocations                Allocations               Interest                Interest
----------------------------------                -----------               --------                --------
Beginning Invested /Transferor Amount                   0.00                   0.00                  0.00
Beginning Adjusted Invested Amount                       N/A                   0.00                   N/A
Floating Allocation Percentage                           N/A                0.0000%               0.0000%
Principal Allocation Percentage                          N/A                0.0000%               0.0000%
Collections of Finance Chg. Receivables                 0.00                   0.00                  0.00
Collections of Principal Receivables                    0.00                   0.00                  0.00
Defaulted Amount                                        0.00                   0.00                  0.00

Ending Invested / Transferor Amounts                    0.00                   0.00                  0.00


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements               Class A                Class B               Interest            Total
--------------------------------------               -------                -------               --------            -----

Principal Funding Account                               0.00                   0.00                  0.00               0.00
Investment Proceeds for Monthly Period                  0.00                   0.00                  0.00               0.00
Reserve Draw Amount                                     0.00                   0.00                  0.00               0.00
Available Reserve Account Amount                        0.00                   0.00                  0.00               0.00
Reserve Account Surplus                                 0.00                   0.00                  0.00               0.00

Coupon September 15, 2005 to October 16, 2005        0.0000%                0.0000%               0.0000%
Monthly Interest Due                                    0.00                   0.00                  0.00               0.00
Outstanding Monthly Interest Due                        0.00                   0.00                  0.00               0.00
Additional Interest Due                                 0.00                   0.00                  0.00               0.00
Total Interest Due                                      0.00                   0.00                  0.00               0.00
Investor Default Amount                                 0.00                   0.00                  0.00               0.00
Investor Monthly Fees Due                               0.00                   0.00                  0.00               0.00
Investor Additional Amounts Due
Total Due                                               0.00                   0.00                  0.00               0.00

Reallocated Investor Finance Charge Collections                                                                         0.00
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                         0.0000%
Base Rate                                                                                                               0.0000%
Excess Spread Percentage                                                                                                0.0000%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions         Class A                Class B               Interest            Total
--------------------------------------------         -------                -------               --------            -----

Beginning Certificates Balance                          0.00                   0.00                  0.00               0.00
Interest Distributions                                  0.00                   0.00                  0.00               0.00
Interest Deposits - Interest Funding Account            0.00                   0.00                  0.00               0.00
Interest Funding Account Distributions                  0.00                   0.00                  0.00               0.00
Principal Deposits - Prin. Funding Account              0.00                   0.00                  0.00               0.00
Principal Distributions                                 0.00                   0.00                  0.00               0.00
Total Distributions                                     0.00                   0.00                  0.00               0.00
Ending Interest Funding Account Balance                 0.00                   0.00                  0.00               0.00
Ending Certificates Balance                             0.00                   0.00                  0.00               0.00

D. Information regarding distributions on the Distribution
Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution 0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                     0.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                         0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                             0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                            0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                            0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                            0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                            0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                            0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
          Date:                                                                                    0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                    0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                     0.00

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                  0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                            0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                             0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                           0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                      0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                           0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                   0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                        0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                       0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                    0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                            0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                               0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                             0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds (Includes Int. Income from IFA):                                  0.00

          a.   Class A Monthly Interest:                                                          0.00
          b.   Class A Outstanding Monthly Interest:                                              0.00
          c.   Class A Additional Interest:                                                       0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                      0.00
          e.   Excess Spread:                                                                     0.00

     2. Class B Available Funds:                                                                  0.00

          a.   Class B Monthly Interest:                                                          0.00
          b.   Class B Outstanding Monthly Interest:                                              0.00
          c.   Class B Additional Interest:                                                       0.00
          d.   Excess Spread:                                                                     0.00

     3. Collateral Available Funds:                                                               0.00

          a.   Excess Spread:                                                                     0.00

     4. Total Excess Spread:                                                                      0.00

K. Reallocated Principal Collections.

     1. Principal Allocation Percentage:                                                          0.00

     2. Series 2000-4 Allocable Principal
        Collections:                                                                              0.00

     3. Principal Allocation Percentage of
        Series 2000-4 Allocable Principal
        Collections:                                                                              0.00

     4. Reallocated Principal Collections
        Required to fund the Required Amount:                                                     0.00

     5. Item 3 minus item 4:                                                                      0.00

     6. Shared Principal Collections from other
        Series allocated to Series 2000-4:                                                         N/A

     7. Other amounts Treated as Available Principal
        Collections:                                                                              0.00

     8. Available Principal Collections
        (total of 5., 6. & 7.):                                                                   0.00

L. Application of Available Principal Collections during Revolving Period.

     1. Collateral Invested Amount                                                                0.00

     2. Required Collateral Invested Amount                                                       0.00

     3. Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                                                 0.00

     4. Treated as Shared Principal Collections:                                                  0.00

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.    Principal Funding Account:                                                               N/A

     2.    Excess of Collateral Invested Amount
           over Required Collateral Invested Amount:                                                N/A

     3.    Principal Distribution:                                                                  N/A

     4.    Treated as Shared Principal Collections:                                                 N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                                                           0.00
     2.   Excess Finance Charge Collections:                                                       0.00
     3.   Applied to fund Class A Required Amount:                                                 0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                      0.00
     5.   Applied to fund Class B overdue Interest:                                                0.00
     6.   Applied to fund Class B Required Amount:                                                 0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                              0.00
     8.   Applied to Collateral Monthly Interest:                                                  0.00
     9.   Applied to unpaid Monthly Servicing Fee:                                                 0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                              0.00
     12.  Deposited to Reserve Account:                                                            0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                              0.00
     l4.  Balance:                                                                                 0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                              0.00
          b.   Prior Monthly Period                                                                0.00
          c.   Second Prior Monthly Period                                                         0.00

     2.   Three Month Average Base Rate                                                            0.00

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                              0.00
          b.   Prior Monthly Period                                                                0.00
          c.   Second Prior Monthly Period                                                         0.00

     4.   Three Month Average Series Adjusted Portfolio Yield                                      0.00

III. Series 2000-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                      Series              Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations              Interest                Interest
----------------------------------                 -----------              --------                --------

Beginning Invested /Transferor Amount                   0.00                   0.00                  0.00
Beginning Adjusted Invested Amount                       N/A                   0.00                   N/A
Floating Allocation Percentage                           N/A                0.0000%               0.0000%
Principal Allocation Percentage                          N/A                0.0000%               0.0000%
Collections of Finance Chg. Receivables                 0.00                   0.00                  0.00
Collections of Principal Receivables                    0.00                   0.00                  0.00
Defaulted Amount                                        0.00                   0.00                  0.00

Ending Invested / Transferor Amounts                    0.00                   0.00                  0.00


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                Class A                 Class B               Interest           Total
--------------------------------------                -------                 -------               --------           -----

Principal Funding Account                                  0.00                   0.00                  0.00              0.00
Investment Proceeds for Monthly Period                     0.00                   0.00                  0.00              0.00
Reserve Draw Amount                                        0.00                   0.00                  0.00              0.00
Available Reserve Account Amount                           0.00                   0.00                  0.00              0.00
Reserve Account Surplus                                    0.00                   0.00                  0.00              0.00

Coupon September 15, 2005 to October 16, 2005           0.0000%                0.0000%               0.0000%
Monthly Interest Due                                       0.00                   0.00                  0.00              0.00
Outstanding Monthly Interest Due                           0.00                   0.00                  0.00              0.00
Additional Interest Due                                    0.00                   0.00                  0.00              0.00
Total Interest Due                                         0.00                   0.00                  0.00              0.00
Investor Default Amount                                    0.00                   0.00                  0.00              0.00
Investor Monthly Fees Due                                  0.00                   0.00                  0.00              0.00
Investor Additional Amounts Due
Total Due                                                  0.00                   0.00                  0.00              0.00

Reallocated Investor Finance Charge Collections                                                                           0.00
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                           0.0000%
Base Rate                                                                                                                 0.0000%
Excess Spread Percentage                                                                                                  0.0000%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions          Class A                Class B               Interest               Total
--------------------------------------------          -------                -------               --------               -----

Beginning Certificates Balance                          0.00                   0.00                  0.00                  0.00
Interest Distributions                                  0.00                   0.00                  0.00                  0.00
Principal Deposits - Prin. Funding Account              0.00                   0.00                  0.00                  0.00
Principal Distributions                                 0.00                   0.00                  0.00                  0.00
Total Distributions                                     0.00                   0.00                  0.00                  0.00
Ending Certificates Balance                             0.00                   0.00                  0.00                  0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                        0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                    0.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                        0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                            0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                           0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                           0.00

     2.   Amount of Class A Investor Charge- Offs per $1,000 original
          certificate principal amount:                                                           0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                           0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                           0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
          Date:                                                                                   0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                   0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                    0.00

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                               0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                 0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                           0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                             0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                           0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                      0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original certificate
          principal amount:                                                                       0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution
          Date:                                                                                   0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                        0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                       0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                    0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                      0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                               0.00

     2.   The total amount reimbursed in respect of such reductions in the Collateral
          Invested Amount:                                                                        0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                                0.00

            a.   Class A Monthly Interest:                                                        0.00
            b.   Class A Outstanding Monthly Interest:                                            0.00
            c.   Class A Additional Interest:                                                     0.00
            d.   Class A Investor Default Amount
                 (Treated as Available Principal Collections):                                    0.00
            e.   Excess Spread:                                                                   0.00

     2.   Class B Available Funds:                                                                0.00

            a.   Class B Monthly Interest:                                                        0.00
            b.   Class B Outstanding Monthly Interest:                                            0.00
            c.   Class B Additional Interest:                                                     0.00
            d.   Excess Spread:                                                                   0.00

     3.   Collateral Available Funds:                                                             0.00

            a.   Excess Spread:                                                                   0.00

     4.   Total Excess Spread:                                                                    0.00

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                        0.00

     2.   Series 2000-5 Allocable Principal
          Collections:                                                                            0.00

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                                                            0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                   0.00

     5.   Item 3 minus item 4:                                                                    0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                                                      N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                            0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                                 0.00

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                              0.00

     2.   Required Collateral Invested Amount                                                     0.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                               0.00

     4.   Treated as Shared Principal Collections:                                                0.00

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                              N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                               N/A

     3.   Principal Distribution:                                                                 N/A

     4.   Treated as Shared Principal Collections:                                                N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                                                          0.00
     2.   Excess Finance Charge Collections:                                                      0.00
     3.   Applied to fund Class A Required Amount:                                                0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                     0.00
     5.   Applied to fund Class B overdue Interest:                                               0.00
     6.   Applied to fund Class B Required Amount:                                                0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                             0.00
     8.   Applied to Collateral Monthly Interest:                                                 0.00
     9.   Applied to unpaid Monthly Servicing Fee:                                                0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                        0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                             0.00
     12.  Deposited to Reserve Account:                                                           0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                             0.00
     l4.  Balance:                                                                                0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                             0.00
          b.   Prior Monthly Period                                                               0.00
          c.   Second Prior Monthly Period                                                        0.00

     2.   Three Month Average Base Rate                                                           0.00

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                             0.00
          b.   Prior Monthly Period                                                               0.00
          c.   Second Prior Monthly Period                                                        0.00

     4.   Three Month Average Series Adjusted Portfolio Yield                                     0.00


IV. Series 2001-1 Certificates

-----------------------------------------------------------------------------------------------------------------=-----------------
                                                           Series         Total Investor          Transferors
A. Investor/Transferor Allocation                       Allocations         Interest                Interest
---------------------- ----------                       -----------         --------                --------

Beginning Invested /Transferor Amount                   981,666,680.03     750,000,000.00        231,666,680.03
Beginning Adjusted Invested Amount                                 N/A     750,000,000.00                   N/A
Floating Allocation Percentage                                     N/A           76.4007%              23.5993%
Principal Allocation Percentage                                    N/A           76.4007%              23.5993%
Collections of Finance Chg. Receivables                  17,520,459.40      13,385,749.78          4,134,709.62
Collections of Principal Receivables                    252,978,002.16     193,276,909.03         59,701,093.12
Defaulted Amount                                          3,413,351.42       2,607,823.63            805,527.79

Ending Invested / Transferor Amounts                    980,142,573.21     750,000,000.00        230,142,573.21


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A            Class B               Interest          Total
--------------------------------------                     -------            -------               --------          -----

Principal Funding Account                                         0.00               0.00                  0.00             0.00
Investment Proceeds for Monthly Period                            0.00               0.00                  0.00             0.00
Reserve Draw Amount                                               0.00               0.00                  0.00             0.00
Available Reserve Account Amount                                  0.00               0.00                  0.00             0.00
Reserve Account Surplus                                           0.00               0.00                  0.00             0.00

Coupon September 15, 2005 to October 16, 2005                  3.9081%            4.1881%               4.2681%
Monthly Interest Due                                      2,149,471.50         223,366.93            270,314.90     2,643,153.33
Outstanding Monthly Interest Due                                  0.00               0.00                  0.00             0.00
Additional Interest Due                                           0.00               0.00                  0.00             0.00
Total Interest Due                                        2,149,471.50         223,366.93            270,314.90     2,643,153.33
Investor Default Amount                                   2,151,454.50         208,625.89            247,743.25     2,607,823.63
Investor Monthly Fees Due                                 1,031,250.00         100,000.00            118,750.00     1,250,000.00
Investor Additional Amounts Due
Total Due                                                 5,332,176.00         531,992.82            636,808.15     6,500,976.97

Reallocated Investor Finance Charge Collections                                                                    13,416,872.87
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.9691%
Base Rate                                                                                                                5.9208%
Excess Spread Percentage                                                                                                11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A            Class B               Interest          Total
--------------------------------------------               -------            -------               --------          -----

Beginning Certificates Balance                          618,750,000.00      60,000,000.00         71,250,000.00   750,000,000.00
Interest Distributions                                    2,149,471.50         223,366.93            270,314.90     2,643,153.33
Principal Deposits - Prin. Funding Account                        0.00               0.00                  0.00             0.00
Principal Distributions                                           0.00               0.00                  0.00             0.00
Total Distributions                                       2,149,471.50         223,366.93            270,314.90     2,643,153.33
Ending Certificates Balance                             618,750,000.00      60,000,000.00         71,250,000.00   750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                        $3.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                    $3.47

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                        $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                            $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                           $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                           $0.00

     2.   Amount of Class A Investor Charge- Offs per $1,000 original
          certificate principal amount:                                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                           $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                           $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
          Date:                                                                                   $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                   $3.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                    $3.72

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                               $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                 $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                           $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $270,314.90

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $270,314.90

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $11,068,920.12

          a.   Class A Monthly Interest:                                                         $2,149,471.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,489,577.83
          e.   Excess Spread:                                                                    $6,429,870.79

     2. Class B Available Funds:                                                                 $1,073,349.83

          a.   Class B Monthly Interest:                                                           $223,366.93
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $849,982.90

     3. Collateral Available Funds:                                                              $1,274,602.92

          a. Excess Spread:                                                                      $1,274,602.92

     4. Total Excess Spread:                                                                     $8,554,456.61

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2001-1 Allocable Principal
          Collections:                                                                         $252,978,002.16

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                                                         $193,276,909.03

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $193,276,909.03

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,017,670.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $196,294,579.13

L. Application of Available Principal Collections during Revolving Period.

     1. Collateral Invested Amount                                                              $71,250,000.00

     2. Required Collateral Invested Amount                                                     $71,250,000.00

     3. Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                                                        $0.00

     4. Treated as Shared Principal Collections:                                               $196,294,579.13

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1. Principal Funding Account:                                                                N/A

     2. Excess of Collateral Invested Amount
        over Required Collateral Invested Amount:                                                 N/A

     3. Principal Distribution:                                                                   N/A

     4. Treated as Shared Principal Collections:                                                  N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                                                  $8,554,456.61
     2.   Excess Finance Charge Collections:                                                      $0.00
     3.   Applied to fund Class A Required Amount:                                                $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                     $0.00
     5.   Applied to fund Class B overdue Interest:                                               $0.00
     6.   Applied to fund Class B Required Amount:                                          $241,413.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                             $0.00
     8.   Applied to Collateral Monthly Interest:                                           $270,314.90
     9.   Applied to unpaid Monthly Servicing Fee:                                        $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                  $286,678.66
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                             $0.00
     12.  Deposited to Reserve Account:                                                   $3,093,750.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                             $0.00
     l4.  Balance:                                                                        $3,412,299.44

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                           5.9208%
          b.   Prior Monthly Period                                                             5.7825%
          c.   Second Prior Monthly Period                                                      5.5969%

     2.   Three Month Average Base Rate                                                         5.7668%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                          16.3256%
          b.   Prior Monthly Period                                                            17.6029%
          c.   Second Prior Monthly Period                                                     16.3855%

     4.   Three Month Average Series Adjusted Portfolio Yield                                  16.7713%


V. Series 2001-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor      Transferors
A. Investor/Transferor Allocations                       Allocations         Interest            Interest
----------------------------------                       -----------         --------            --------

Beginning Invested /Transferor Amount                   327,222,226.68      250,000,000.00     77,222,226.68
Beginning Adjusted Invested Amount                                 N/A      250,000,000.00               N/A
Floating Allocation Percentage                                     N/A            76.4007%          23.5993%
Principal Allocation Percentage                                    N/A            76.4007%          23.5993%
Collections of Finance Chg. Receivables                   5,840,153.13        4,461,916.59      1,378,236.54
Collections of Principal Receivables                     84,326,000.72       64,425,636.34     19,900,364.37
Defaulted Amount                                          1,137,783.81          869,274.54        268,509.26

Ending Invested / Transferor Amounts                    326,714,191.07      250,000,000.00     76,714,191.07


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A              Class B           Interest           Total
--------------------------------------                      -------              -------           --------           -----

Principal Funding Account                                         0.00                0.00              0.00              0.00
Investment Proceeds for Monthly Period                            0.00                0.00              0.00              0.00
Reserve Draw Amount                                               0.00                0.00              0.00              0.00
Available Reserve Account Amount                                  0.00                0.00              0.00              0.00
Reserve Account Surplus                                           0.00                0.00              0.00              0.00

Coupon September 15, 2005 to October 16, 2005                  5.5300%             5.8300%           4.6181%
Monthly Interest Due                                        996,552.08           72,875.00         76,968.83      1,146,395.92
Outstanding Monthly Interest Due                                  0.00                0.00              0.00              0.00
Additional Interest Due                                           0.00                0.00              0.00              0.00
Total Interest Due                                          996,552.08           72,875.00         76,968.83      1,146,395.92
Investor Default Amount                                     751,922.48           52,156.47         65,195.59        869,274.54
Investor Monthly Fees Due                                   360,416.67           25,000.00         31,250.00        416,666.67
Investor Additional Amounts Due
Total Due                                                 2,108,891.23          150,031.47        173,414.42      2,432,337.13

Reallocated Investor Finance Charge Collections                                                                   4,883,177.49
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       18.9042%
Base Rate                                                                                                              7.1315%
Excess Spread Percentage                                                                                              11.7640%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A            Class B           Interest           Total
--------------------------------------------                -------            -------           --------           -----

Beginning Certificates Balance                           216,250,000.00       15,000,000.00     18,750,000.00    250,000,000.00
Interest Distributions                                       996,552.08           72,875.00         76,968.83      1,146,395.92
Principal Deposits - Prin. Funding Account                         0.00                0.00              0.00              0.00
Principal Distributions                                            0.00                0.00              0.00              0.00
Total Distributions                                          996,552.08           72,875.00         76,968.83      1,146,395.92
Ending Certificates Balance                              216,250,000.00       15,000,000.00     18,750,000.00    250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                       $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                   $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                       $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                           $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                          $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                          $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                          $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                          $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                          $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                  $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                  $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                   $4.86

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                              $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                          $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition of Class B Invested Amount:                          $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                           $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                      $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                           $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                   $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                   $76,968.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                  $76,968.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                    $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                            $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to
          clauses (c), (d), and (e) of the definition of Collateral Invested Amount:              $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                             $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                       $4,223,948.52

          a.   Class A Monthly Interest:                                                   $996,552.08
          b.   Class A Outstanding Monthly Interest:                                             $0.00
          c.   Class A Additional Interest:                                                      $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                               $870,094.88
          e.   Excess Spread:                                                            $2,357,301.56

     2.   Class B Available Funds:                                                         $292,990.65

          a.   Class B Monthly Interest:                                                    $72,875.00
          b.   Class B Outstanding Monthly Interest:                                             $0.00
          c.   Class B Additional Interest:                                                      $0.00
          d.   Excess Spread:                                                              $220,115.65

     3.   Collateral Available Funds:                                                      $366,238.31

          a.   Excess Spread:                                                              $366,238.31

     4.   Total Excess Spread:                                                           $2,943,655.53

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                    76.4007%

     2.   Series 2001-2 Allocable Principal
          Collections:                                                                  $84,326,000.72

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                                                  $64,425,636.34

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                  $0.00

     5.   Item 3 minus item 4:                                                          $64,425,636.34

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                                       N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                   $1,005,890.03

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                       $65,431,526.38

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                    $18,750,000.00

     2.   Required Collateral Invested Amount                                           $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                              $0.00

     4.   Treated as Shared Principal Collections:                                      $65,431,526.38

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                               N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                N/A

     3.   Principal Distribution:                                                                  N/A

     4.   Treated as Shared Principal Collections:                                                 N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                                                 $2,943,655.53
     2.   Excess Finance Charge Collections:                                                     $0.00
     3.   Applied to fund Class A Required Amount:                                               $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                    $0.00
     5.   Applied to fund Class B overdue Interest:                                              $0.00
     6.   Applied to fund Class B Required Amount:                                          $60,353.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                            $0.00
     8.   Applied to Collateral Monthly Interest:                                           $76,968.83
     9.   Applied to unpaid Monthly Servicing Fee:                                         $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                  $75,441.75
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                            $0.00
     12.  Deposited to Reserve Account:                                                          $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                            $0.00
     l4.  Balance:                                                                       $2,314,224.87

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                          7.1315%
          b.   Prior Monthly Period                                                            7.3352%
          c.   Second Prior Monthly Period                                                     7.3213%

     2.   Three Month Average Base Rate                                                        7.2627%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                         18.2608%
          b.   Prior Monthly Period                                                           19.5757%
          c.   Second Prior Monthly Period                                                    18.2973%

     4.   Three Month Average Series Adjusted Portfolio Yield                                 18.7113%

VI. Series 2001-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                            Series        Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations         Interest            Interest
----------------------------------                       -----------         --------            --------

Beginning Invested /Transferor Amount                  981,666,680.03     750,000,000.00     231,666,680.03
Beginning Adjusted Invested Amount                                N/A     750,000,000.00                N/A
Floating Allocation Percentage                                    N/A           76.4007%           23.5993%
Principal Allocation Percentage                                   N/A           76.4007%           23.5993%
Collections of Finance Chg. Receivables                 17,520,459.40      13,385,749.78       4,134,709.62
Collections of Principal Receivables                   252,978,002.16     193,276,909.03      59,701,093.12
Defaulted Amount                                         3,413,351.42       2,607,823.63         805,527.79

Ending Invested / Transferor Amounts                   980,142,573.21     750,000,000.00     230,142,573.21


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A             Class B            Interest                Total
--------------------------------------                      -------             -------            --------                -----

Principal Funding Account                                         0.00               0.00               0.00                   0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                   0.00
Reserve Draw Amount                                               0.00               0.00               0.00                   0.00
Available Reserve Account Amount                                  0.00               0.00               0.00                   0.00
Reserve Account Surplus                                           0.00               0.00               0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                  3.8981%            4.1481%            4.2681%
Monthly Interest Due                                      2,143,971.50         221,233.60         270,314.90           2,635,520.00
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                   0.00
Additional Interest Due                                           0.00               0.00               0.00                   0.00
Total Interest Due                                        2,143,971.50         221,233.60         270,314.90           2,635,520.00
Investor Default Amount                                   2,151,454.50         208,625.89         247,743.25           2,607,823.63
Investor Monthly Fees Due                                 1,031,250.00         100,000.00         118,750.00           1,250,000.00
Investor Additional Amounts Due
Total Due                                                 5,326,676.00         529,859.49         636,808.15           6,493,343.63

Reallocated Investor Finance Charge Collections                                                                       13,409,239.54
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.9571%
Base Rate                                                                                                                   5.9092%
Excess Spread Percentage                                                                                                   11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A           Class B            Interest                Total
--------------------------------------------                -------           -------            --------                -----

Beginning Certificates Balance                          618,750,000.00      60,000,000.00      71,250,000.00         750,000,000.00
Interest Distributions                                    2,143,971.50         221,233.60         270,314.90           2,635,520.00
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                   0.00
Principal Distributions                                           0.00               0.00               0.00                   0.00
Total Distributions                                       2,143,971.50         221,233.60         270,314.90           2,635,520.00
Ending Certificates Balance                             618,750,000.00      60,000,000.00      71,250,000.00         750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                        $3.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                    $3.47

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                        $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                            $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                           $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                           $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                           $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                           $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                           $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                   $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                   $3.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                    $3.69

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                               $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                 $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                           $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition of Class B Invested Amount:                          $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                           $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                      $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                           $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                   $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                  $270,314.90

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                 $270,314.90

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                    $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                            $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                               $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                             $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $11,062,622.62

          a.   Class A Monthly Interest:                                                         $2,143,971.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $2,489,577.83
          e.   Excess Spread:                                                                    $6,429,073.29

     2. Class B Available Funds:                                                                 $1,072,739.16

          a.   Class B Monthly Interest:                                                           $221,233.60
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $851,505.56

     3. Collateral Available Funds:                                                              $1,273,877.76

          a.   Excess Spread:                                                                    $1,273,877.76

     4. Total Excess Spread:                                                                     $8,554,456.61

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2001-3 Allocable Principal
          Collections:                                                                         $252,978,002.16

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                                                         $193,276,909.03

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $193,276,909.03

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,017,670.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $196,294,579.13

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $196,294,579.13

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                                                         $8,554,456.61
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $241,413.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $270,314.90
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $286,678.66
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,506,049.44

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.9092%
          b.   Prior Monthly Period                                                                    5.7709%
          c.   Second Prior Monthly Period                                                             5.5853%

     2. Three Month Average Base Rate                                                                  5.7551%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.3136%
          b.   Prior Monthly Period                                                                   17.5909%
          c.   Second Prior Monthly Period                                                            16.3739%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7595%

VII. Series 2001-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                           Series       Total Investor     Transferors
A. Investor/Transferor Allocations                      Allocations        Interest          Interest
----------------------------------                      -----------        --------          --------

Beginning Invested /Transferor Amount                  948,944,457.36   725,000,000.00   223,944,457.36
Beginning Adjusted Invested Amount                                N/A   725,000,000.00              N/A
Floating Allocation Percentage                                    N/A         76.4007%         23.5993%
Principal Allocation Percentage                                   N/A         76.4007%         23.5993%
Collections of Finance Chg. Receivables                 16,936,444.09    12,939,558.12     3,996,885.96
Collections of Principal Receivables                   244,545,402.09   186,834,345.40    57,711,056.69
Defaulted Amount                                         3,299,573.04     2,520,896.18       778,676.86

Ending Invested / Transferor Amounts                   947,471,154.11   725,000,000.00   222,471,154.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                     Class A           Class B          Interest                Total
--------------------------------------                     -------           -------          --------                -----

Principal Funding Account                                        0.00             0.00             0.00                   0.00
Investment Proceeds for Monthly Period                           0.00             0.00             0.00                   0.00
Reserve Draw Amount                                              0.00             0.00             0.00                   0.00
Available Reserve Account Amount                                 0.00             0.00             0.00                   0.00
Reserve Account Surplus                                          0.00             0.00             0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                 3.8981%          4.1481%          4.2681%
Monthly Interest Due                                     2,072,505.78       213,859.15       261,304.40           2,547,669.33
Outstanding Monthly Interest Due                                 0.00             0.00             0.00                   0.00
Additional Interest Due                                          0.00             0.00             0.00                   0.00
Total Interest Due                                       2,072,505.78       213,859.15       261,304.40           2,547,669.33
Investor Default Amount                                  2,079,739.35       201,671.69       239,485.14           2,520,896.18
Investor Monthly Fees Due                                  996,875.00        96,666.67       114,791.67           1,208,333.33
Investor Additional Amounts Due
Total Due                                                5,149,120.13       512,197.51       615,581.21           6,276,898.85

Reallocated Investor Finance Charge Collections                                                                  12,962,264.89
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                        16.9571%
Base Rate                                                                                                               5.9092%
Excess Spread Percentage                                                                                               11.0654%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
C. Certificates - Balances and Distributions               Class A         Class B          Interest                Total
--------------------------------------------               -------         -------          --------                -----

Beginning Certificates Balance                         598,125,000.00    58,000,000.00    68,875,000.00         725,000,000.00
Interest Distributions                                   2,072,505.78       213,859.15       261,304.40           2,547,669.33
Principal Deposits - Prin. Funding Account                       0.00             0.00             0.00                   0.00
Principal Distributions                                          0.00             0.00             0.00                   0.00
Total Distributions                                      2,072,505.78       213,859.15       261,304.40           2,547,669.33
Ending Certificates Balance                            598,125,000.00    58,000,000.00    68,875,000.00         725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                      $3.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                  $3.47

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                      $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                          $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                         $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                         $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                         $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                         $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                         $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                 $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                 $3.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                  $3.69

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                             $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                               $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                         $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition  of Class B Invested Amount:                         $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                           $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                      $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                           $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution  Date:                                  $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                  $261,304.40

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                 $261,304.40

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                    $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                            $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                               $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                             $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $10,693,868.53

          a.   Class A Monthly Interest:                                                         $2,072,505.78
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,406,591.90
          e.   Excess Spread:                                                                    $6,214,770.85

     2. Class B Available Funds:                                                                 $1,036,981.19

          a.   Class B Monthly Interest:                                                           $213,859.15
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $823,122.04

     3. Collateral Available Funds:                                                               $1,231,415.16

          a. Excess Spread:                                                                       $1,231,415.16

     4. Total Excess Spread:                                                                      $8,269,308.06

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2001-4 Allocable Principal
          Collections:                                                                         $244,545,402.09

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                                                         $186,834,345.40

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $186,834,345.40

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,917,081.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $189,751,426.49

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,875,000.00

     2.   Required Collateral Invested Amount                                                   $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $189,751,426.49

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                                                         $8,269,308.06
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $233,366.49
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $261,304.40
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $277,122.70
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,289,181.13

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.9092%
          b.   Prior Monthly Period                                                                    5.7709%
          c.   Second Prior Monthly Period                                                             5.5853%

     2. Three Month Average Base Rate                                                                  5.7551%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.3136%
          b.   Prior Monthly Period                                                                   17.5909%
          c.   Second Prior Monthly Period                                                            16.3739%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7595%


VIII. Series 2001-5 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                             Series          Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest                Interest
----------------------------------                        -----------          --------                --------

Beginning Invested /Transferor Amount                   654,444,453.35    500,000,000.00        154,444,453.35
Beginning Adjusted Invested Amount                                 N/A    500,000,000.00                   N/A
Floating Allocation Percentage                                     N/A          76.4007%              23.5993%
Principal Allocation Percentage                                    N/A          76.4007%              23.5993%
Collections of Finance Chg. Receivables                  11,680,306.27      8,923,833.19          2,756,473.08
Collections of Principal Receivables                    168,652,001.44    128,851,272.69         39,800,728.75
Defaulted Amount                                          2,275,567.62      1,738,549.09            537,018.53

Ending Invested / Transferor Amounts                    653,428,382.14    500,000,000.00        153,428,382.14


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                       Class A             Class B               Interest            Total
--------------------------------------                       -------             -------               --------            -----

Principal Funding Account                                         0.00              0.00                  0.00               0.00
Investment Proceeds for Monthly Period                            0.00              0.00                  0.00               0.00
Reserve Draw Amount                                               0.00              0.00                  0.00               0.00
Available Reserve Account Amount                                  0.00              0.00                  0.00               0.00
Reserve Account Surplus                                           0.00              0.00                  0.00               0.00

Coupon September 15, 2005 to October 16, 2005                  3.9481%           4.2181%               4.2681%
Monthly Interest Due                                      1,447,647.67        149,977.96            180,209.93       1,777,835.56
Outstanding Monthly Interest Due                                  0.00              0.00                  0.00               0.00
Additional Interest Due                                           0.00              0.00                  0.00               0.00
Total Interest Due                                        1,447,647.67        149,977.96            180,209.93       1,777,835.56
Investor Default Amount                                   1,434,303.00        139,083.93            165,162.16       1,738,549.09
Investor Monthly Fees Due                                   687,500.00         66,666.67             79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 3,569,450.67        355,728.55            424,538.76       4,349,717.98

Reallocated Investor Finance Charge Collections                                                                      8,960,315.25
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          17.0061%
Base Rate                                                                                                                 5.9567%
Excess Spread Percentage                                                                                                 11.0654%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A            Class B               Interest            Total
--------------------------------------------                 -------            -------               --------            -----

Beginning Certificates Balance                           412,500,000.00     40,000,000.00         47,500,000.00     500,000,000.00
Interest Distributions                                     1,447,647.67        149,977.96            180,209.93       1,777,835.56
Principal Deposits - Prin. Funding Account                         0.00              0.00                  0.00               0.00
Principal Distributions                                            0.00              0.00                  0.00               0.00
Total Distributions                                        1,447,647.67        149,977.96            180,209.93       1,777,835.56
Ending Certificates Balance                              412,500,000.00     40,000,000.00         47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                         $3.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                     $3.51

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                         $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                             $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                            $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                            $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                            $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                    $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                    $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                     $3.75

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                  $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                            $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition of Class B Invested Amount:                            $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original certificate principal amount:                      $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                        $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                             $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                     $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                    $180,209.93

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                   $180,209.93

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                      $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                              $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to
          clauses (c), (d), and (e) of the definition of Collateral Invested Amount:                $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                               $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                 $7,392,260.08

          a.   Class A Monthly Interest:                                                         $1,447,647.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,659,718.55
          e.   Excess Spread:                                                                    $4,284,893.86

     2. Class B Available Funds:                                                                   $716,825.22

          a.   Class B Monthly Interest:                                                           $149,977.96
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $566,847.26

     3. Collateral Available Funds:                                                                $851,229.95

          a. Excess Spread:                                                                        $851,229.95

     4. Total Excess Spread:                                                                     $5,702,971.07

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2001-5 Allocable Principal
          Collections:                                                                         $168,652,001.44

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                                                         $128,851,272.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $128,851,272.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,011,780.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $130,863,052.75

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $130,863,052.75

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                                                         $5,702,971.07
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $160,942.40
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $180,209.93
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $191,119.11
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,337,366.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.9567%
          b.   Prior Monthly Period                                                                    5.8184%
          c.   Second Prior Monthly Period                                                             5.6328%

     2. Three Month Average Base Rate                                                                  5.8026%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.3627%
          b.   Prior Monthly Period                                                                   17.6400%
          c.   Second Prior Monthly Period                                                            16.4214%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8080%

IX. Series 2001-6 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                             Series        Total Investor        Transferors
A. Investor/Transferor Allocations                        Allocations        Interest              Interest
----------------------------------                        -----------        --------              --------

Beginning Invested /Transferor Amount                  916,222,234.70      700,000,000.00      216,222,234.70
Beginning Adjusted Invested Amount                                N/A      700,000,000.00                 N/A
Floating Allocation Percentage                                    N/A            76.4007%            23.5993%
Principal Allocation Percentage                                   N/A            76.4007%            23.5993%
Collections of Finance Chg. Receivables                 16,352,428.77       12,493,366.46        3,859,062.31
Collections of Principal Receivables                   236,112,802.01      180,391,781.76       55,721,020.25
Defaulted Amount                                         3,185,794.66        2,433,968.72          751,825.94

Ending Invested / Transferor Amounts                   914,799,735.00      700,000,000.00      214,799,735.00


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest           Total
--------------------------------------                       -------            -------             --------           -----

Principal Funding Account                                         0.00                0.00                0.00              0.00
Investment Proceeds for Monthly Period                            0.00                0.00                0.00              0.00
Reserve Draw Amount                                               0.00                0.00                0.00              0.00
Available Reserve Account Amount                                  0.00                0.00                0.00              0.00
Reserve Account Surplus                                           0.00                0.00                0.00              0.00

Coupon September 15, 2005 to October 16, 2005                  3.8881%             4.1181%             4.2681%
Monthly Interest Due                                      1,995,906.73          204,991.36          252,293.91      2,453,192.00
Outstanding Monthly Interest Due                                  0.00                0.00                0.00              0.00
Additional Interest Due                                           0.00                0.00                0.00              0.00
Total Interest Due                                        1,995,906.73          204,991.36          252,293.91      2,453,192.00
Investor Default Amount                                   2,008,024.20          194,717.50          231,227.03      2,433,968.72
Investor Monthly Fees Due                                   962,500.00           93,333.33          110,833.33      1,166,666.67
Investor Additional Amounts Due
Total Due                                                 4,966,430.93          493,042.19          594,354.27      6,053,827.39

Reallocated Investor Finance Charge Collections                                                                    12,508,663.57
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.9459%
Base Rate                                                                                                                5.8984%
Excess Spread Percentage                                                                                                11.0654%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A            Class B             Interest           Total
--------------------------------------------                 -------            -------             --------           -----

Beginning Certificates Balance                            577,500,000.00       56,000,000.00       66,500,000.00    700,000,000.00
Interest Distributions                                      1,995,906.73          204,991.36          252,293.91      2,453,192.00
Principal Deposits - Prin. Funding Account                          0.00                0.00                0.00              0.00
Principal Distributions                                             0.00                0.00                0.00              0.00
Total Distributions                                         1,995,906.73          204,991.36          252,293.91      2,453,192.00
Ending Certificates Balance                               577,500,000.00       56,000,000.00       66,500,000.00    700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.66

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition of Class B Invested Amount:                           $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original certificate principal amount:                     $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                       $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                            $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                    $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                   $252,293.91

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                  $252,293.91

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                     $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to
          clauses (c), (d), and (e) of the definition of Collateral Invested Amount:               $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                              $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $10,319,647.44

          a.   Class A Monthly Interest:                                                         $1,995,906.73
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,323,605.97
          e.   Excess Spread:                                                                    $6,000,134.74

     2. Class B Available Funds:                                                                 $1,000,693.09

          a.   Class B Monthly Interest:                                                           $204,991.36
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $795,701.73

     3. Collateral Available Funds:                                                              $1,188,323.04

          a. Excess Spread:                                                                      $1,188,323.04

     4. Total Excess Spread:                                                                     $7,984,159.50

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2001-6 Allocable Principal
          Collections:                                                                         $236,112,802.01

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                                                         $180,391,781.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $180,391,781.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,816,492.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $183,208,273.85

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $66,500,000.00

     2.   Required Collateral Invested Amount                                                   $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $183,208,273.85

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                               N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                N/A

     3.   Principal Distribution:                                                                  N/A

     4.   Treated as Shared Principal Collections:                                                 N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                                                   $7,984,159.50
     2.   Excess Finance Charge Collections:                                                       $0.00
     3.   Applied to fund Class A Required Amount:                                                 $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                      $0.00
     5.   Applied to fund Class B overdue Interest:                                                $0.00
     6.   Applied to fund Class B Required Amount:                                           $225,319.37
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                              $0.00
     8.   Applied to Collateral Monthly Interest:                                            $252,293.91
     9.   Applied to unpaid Monthly Servicing Fee:                                         $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                   $267,566.75
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                              $0.00
     12.  Deposited to Reserve Account:                                                            $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                              $0.00
     l4.  Balance:                                                                         $6,072,312.81

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                            5.8984%
          b.   Prior Monthly Period                                                              5.7601%
          c.   Second Prior Monthly Period                                                       5.5745%

     2. Three Month Average Base Rate                                                            5.7443%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                           16.3025%
          b.   Prior Monthly Period                                                             17.5797%
          c.   Second Prior Monthly Period                                                      16.3631%

     4.   Three Month Average Series Adjusted Portfolio Yield                                   16.7484%

X. Series 2001-7 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series      Total Investor          Transferors
A. Investor/Transferor Allocations                      Allocations      Interest                Interest
----------------------------------                      -----------      --------                --------

Beginning Invested /Transferor Amount                  850,777,789.36   650,000,000.00        200,777,789.36
Beginning Adjusted Invested Amount                                N/A   650,000,000.00                   N/A
Floating Allocation Percentage                                    N/A         76.4007%              23.5993%
Principal Allocation Percentage                                   N/A         76.4007%              23.5993%
Collections of Finance Chg. Receivables                 15,184,398.15    11,600,983.15          3,583,415.00
Collections of Principal Receivables                   219,247,601.87   167,506,654.50         51,740,947.37
Defaulted Amount                                         2,958,237.90     2,260,113.82            698,124.09

Ending Invested / Transferor Amounts                   849,456,896.79   650,000,000.00        199,456,896.79


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A          Class B               Interest                Total
--------------------------------------                     -------          -------               --------                -----

Principal Funding Account                                      0.00             0.00                  0.00                   0.00
Investment Proceeds for Monthly Period                         0.00             0.00                  0.00                   0.00
Reserve Draw Amount                                            0.00             0.00                  0.00                   0.00
Available Reserve Account Amount                               0.00             0.00                  0.00                   0.00
Reserve Account Surplus                                        0.00             0.00                  0.00                   0.00

Coupon September 15, 2005 to October 16, 2005               3.8881%          4.1281%               4.2681%
Monthly Interest Due                                   1,853,341.97       190,811.34            234,272.91           2,278,426.22
Outstanding Monthly Interest Due                               0.00             0.00                  0.00                   0.00
Additional Interest Due                                        0.00             0.00                  0.00                   0.00
Total Interest Due                                     1,853,341.97       190,811.34            234,272.91           2,278,426.22
Investor Default Amount                                1,864,593.90       180,809.11            214,710.81           2,260,113.82
Investor Monthly Fees Due                                893,750.00        86,666.67            102,916.67           1,083,333.33
Investor Additional Amounts Due
Total Due                                              4,611,685.86       458,287.11            551,900.39           5,621,873.37

Reallocated Investor Finance Charge Collections                                                                     11,615,649.82
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.9468%
Base Rate                                                                                                                 5.8992%
Excess Spread Percentage                                                                                                 11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A          Class B               Interest                Total
--------------------------------------------               -------          -------               --------                -----

Beginning Certificates Balance                         536,250,000.00    52,000,000.00         61,750,000.00         650,000,000.00
Interest Distributions                                   1,853,341.97       190,811.34            234,272.91           2,278,426.22
Principal Deposits - Prin. Funding Account                       0.00             0.00                  0.00                   0.00
Principal Distributions                                          0.00             0.00                  0.00                   0.00
Total Distributions                                      1,853,341.97       190,811.34            234,272.91           2,278,426.22
Ending Certificates Balance                            536,250,000.00    52,000,000.00         61,750,000.00         650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                       $3.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                   $3.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                       $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                           $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                          $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                          $0.00


     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                          $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                          $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                          $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                  $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                  $3.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                   $3.67

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                              $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                          $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                              $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                            $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                       $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                            $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                    $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                   $234,272.91

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                  $234,272.91

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                     $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to
          clauses (c), (d), and (e) of the definition of Collateral Invested Amount:               $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                              $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                 $9,582,911.10

          a.   Class A Monthly Interest:                                                         $1,853,341.97
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,157,634.12
          e.   Excess Spread:                                                                    $5,571,935.02

     2. Class B Available Funds:                                                                   $929,251.99

          a.   Class B Monthly Interest:                                                           $190,811.34
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $738,440.64

     3. Collateral Available Funds:                                                              $1,103,486.73

          a.   Excess Spread:                                                                    $1,103,486.73

     4. Total Excess Spread:                                                                     $7,413,862.39

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2001-7 Allocable Principal
          Collections:                                                                         $219,247,601.87

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                                                         $167,506,654.50

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $167,506,654.50

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,615,314.08

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $170,121,968.58

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $61,750,000.00

     2.   Required Collateral Invested Amount                                                   $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $170,121,968.58

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                                                         $7,413,862.39
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $209,225.13
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $234,272.91
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $248,454.84
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,638,576.18

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8992%
          b.   Prior Monthly Period                                                                    5.7610%
          c.   Second Prior Monthly Period                                                             5.5753%

     2.   Three Month Average Base Rate                                                                5.7452%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.3033%
          b.   Prior Monthly Period                                                                   17.5806%
          c.   Second Prior Monthly Period                                                            16.3639%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7493%

XI. Series 2002-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                             Series       Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest            Interest
----------------------------------                        -----------        --------            --------

Beginning Invested /Transferor Amount                 1,204,177,794.17   920,000,000.00     284,177,794.17
Beginning Adjusted Invested Amount                                 N/A   920,000,000.00                N/A
Floating Allocation Percentage                                     N/A         76.4007%           23.5993%
Principal Allocation Percentage                                    N/A         76.4007%           23.5993%
Collections of Finance Chg. Receivables                  21,491,763.53    16,419,853.07       5,071,910.46
Collections of Principal Receivables                    310,319,682.65   237,086,341.75      73,233,340.90
Defaulted Amount                                          4,187,044.41     3,198,930.32         988,114.09

Ending Invested / Transferor Amounts                  1,202,308,223.14   920,000,000.00     282,308,223.14


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                       Class A          Class B            Interest                Total
--------------------------------------                       -------          -------            --------                -----

Principal Funding Account                                         0.00             0.00               0.00                   0.00
Investment Proceeds for Monthly Period                            0.00             0.00               0.00                   0.00
Reserve Draw Amount                                               0.00             0.00               0.00                   0.00
Available Reserve Account Amount                                  0.00             0.00               0.00                   0.00
Reserve Account Surplus                                           0.00             0.00               0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                  3.8781%          4.1681%            4.2681%
Monthly Interest Due                                      2,616,445.04       272,688.33         331,586.28           3,220,719.64
Outstanding Monthly Interest Due                                  0.00             0.00               0.00                   0.00
Additional Interest Due                                           0.00             0.00               0.00                   0.00
Total Interest Due                                        2,616,445.04       272,688.33         331,586.28           3,220,719.64
Investor Default Amount                                   2,639,117.52       255,914.43         303,898.38           3,198,930.32
Investor Monthly Fees Due                                 1,265,000.00       122,666.67         145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                                 6,520,562.56       651,269.42         781,151.32           7,952,983.30

Reallocated Investor Finance Charge Collections                                                                     16,436,482.28
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.9415%
Base Rate                                                                                                                 5.8941%
Excess Spread Percentage                                                                                                 11.0654%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions                 Class A           Class B         Interest                Total
--------------------------------------------                 -------           -------         --------                -----

Beginning Certificates Balance                          759,000,000.00    73,600,000.00      87,400,000.00         920,000,000.00
Interest Distributions                                    2,616,445.04       272,688.33         331,586.28           3,220,719.64
Principal Deposits - Prin. Funding Account                        0.00             0.00               0.00                   0.00
Principal Distributions                                           0.00             0.00               0.00                   0.00
Total Distributions                                       2,616,445.04       272,688.33         331,586.28           3,220,719.64
Ending Certificates Balance                             759,000,000.00    73,600,000.00      87,400,000.00         920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.71

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.71

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $331,586.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $331,586.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $13,560,097.88

          a.   Class A Monthly Interest:                                                         $2,616,445.04
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,053,882.13
          e.   Excess Spread:                                                                    $7,889,770.70

     2. Class B Available Funds:                                                                 $1,314,918.58

          a.   Class B Monthly Interest:                                                           $272,688.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,042,230.25

     3. Collateral Available Funds:                                                              $1,561,465.82

          a. Excess Spread:                                                                      $1,561,465.82

     4. Total Excess Spread:                                                                    $10,493,466.77

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2002-1 Allocable Principal
          Collections:                                                                         $310,319,682.65

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                                                         $237,086,341.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $237,086,341.75

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,701,675.31

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $240,788,017.06

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $240,788,017.06

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                                                        $10,493,466.77
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $296,134.03
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $331,586.28
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $351,659.15
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,980,753.98

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8941%
          b.   Prior Monthly Period                                                                    5.7558%
          c.   Second Prior Monthly Period                                                             5.5702%

     2.   Three Month Average Base Rate                                                                5.7400%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2981%
          b.   Prior Monthly Period                                                                   17.5753%
          c.   Second Prior Monthly Period                                                            16.3588%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7440%

XII. Series 2002-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor     Transferors
A. Investor/Transferor Allocations                     Allocations        Interest          Interest
----------------------------------                     -----------        --------          --------

Beginning Invested /Transferor Amount                1,230,355,572.31   940,000,000.00   290,355,572.31
Beginning Adjusted Invested Amount                                N/A   940,000,000.00              N/A
Floating Allocation Percentage                                    N/A         76.4007%         23.5993%
Principal Allocation Percentage                                   N/A         76.4007%         23.5993%
Collections of Finance Chg. Receivables                 21,958,975.78    16,776,806.39     5,182,169.39
Collections of Principal Receivables                   317,065,762.70   242,240,392.66    74,825,370.05
Defaulted Amount                                         4,278,067.12     3,268,472.29     1,009,594.83

Ending Invested / Transferor Amounts                 1,228,445,358.43   940,000,000.00   288,445,358.43


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A           Class B          Interest                Total
--------------------------------------                    -------           -------          --------                -----

Principal Funding Account                                       0.00             0.00             0.00                   0.00
Investment Proceeds for Monthly Period                          0.00             0.00             0.00                   0.00
Reserve Draw Amount                                             0.00             0.00             0.00                   0.00
Available Reserve Account Amount                                0.00             0.00             0.00                   0.00
Reserve Account Surplus                                         0.00             0.00             0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                3.8781%          4.1581%          4.2681%
Monthly Interest Due                                    2,673,324.28       277,947.89       338,794.67           3,290,066.84
Outstanding Monthly Interest Due                                0.00             0.00             0.00                   0.00
Additional Interest Due                                         0.00             0.00             0.00                   0.00
Total Interest Due                                      2,673,324.28       277,947.89       338,794.67           3,290,066.84
Investor Default Amount                                 2,696,489.64       261,477.78       310,504.87           3,268,472.29
Investor Monthly Fees Due                               1,292,500.00       125,333.33       148,833.33           1,566,666.67
Investor Additional Amounts Due
Total Due                                               6,662,313.92       664,759.01       798,132.88           8,125,205.80

Reallocated Investor Finance Charge Collections                                                                 16,793,128.66
Interest and Principal Funding Investment Proceeds                                                                       0.00
Interest on Reserve Account                                                                                              0.00
Series Adjusted Portfolio Yield                                                                                      16.9406%
Base Rate                                                                                                             5.8933%
Excess Spread Percentage                                                                                             11.0654%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A          Class B          Interest                Total
--------------------------------------------              -------          -------          --------                -----

Beginning Certificates Balance                        775,500,000.00    75,200,000.00    89,300,000.00         940,000,000.00
Interest Distributions                                  2,673,324.28       277,947.89       338,794.67           3,290,066.84
Principal Deposits - Prin. Funding Account                      0.00             0.00             0.00                   0.00
Principal Distributions                                         0.00             0.00             0.00                   0.00
Total Distributions                                     2,673,324.28       277,947.89       338,794.67           3,290,066.84
Ending Certificates Balance                           775,500,000.00    75,200,000.00    89,300,000.00         940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.70

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.70

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $338,794.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $338,794.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $13,854,331.15

          a.   Class A Monthly Interest:                                                         $2,673,324.28
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,120,270.88
          e.   Excess Spread:                                                                    $8,060,735.99

     2. Class B Available Funds:                                                                 $1,343,450.29

          a.   Class B Monthly Interest:                                                           $277,947.89
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,065,502.40

     3. Collateral Available Funds:                                                              $1,595,347.22

          a.   Excess Spread:                                                                    $1,595,347.22

     4. Total Excess Spread:                                                                    $10,721,585.62

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2002-2 Allocable Principal
          Collections:                                                                         $317,065,762.70

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                                                         $242,240,392.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $242,240,392.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,782,146.52

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $246,022,539.17

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $89,300,000.00

     2.   Required Collateral Invested Amount                                                   $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4. Treated as Shared Principal Collections:                                               $246,022,539.17

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                                                        $10,721,585.62
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $302,571.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $338,794.67
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $359,303.92
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $8,154,248.64

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8933%
          b.   Prior Monthly Period                                                                    5.7550%
          c.   Second Prior Monthly Period                                                             5.5694%

     2.   Three Month Average Base Rate                                                                5.7392%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2972%
          b.   Prior Monthly Period                                                                   17.5744%
          c.   Second Prior Monthly Period                                                            16.3580%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7432%

XIII. Series 2002-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series       Total Investor     Transferors
A. Investor/Transferor Allocations                        Allocations        Interest          Interest
----------------------------------                        -----------        --------          --------

Beginning Invested /Transferor Amount                  1,204,177,794.17     920,000,000.00   284,177,794.17
Beginning Adjusted Invested Amount                                  N/A     920,000,000.00              N/A
Floating Allocation Percentage                                      N/A           76.4007%         23.5993%
Principal Allocation Percentage                                     N/A           76.4007%         23.5993%
Collections of Finance Chg. Receivables                   21,491,763.53      16,419,853.07     5,071,910.46
Collections of Principal Receivables                     310,319,682.65     237,086,341.75    73,233,340.90
Defaulted Amount                                           4,187,044.41       3,198,930.32       988,114.09

Ending Invested / Transferor Amounts                   1,202,308,223.14     920,000,000.00   282,308,223.14


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                       Class A            Class B          Interest                Total
--------------------------------------                       -------            -------          --------                -----

Principal Funding Account                                         0.00               0.00             0.00                   0.00
Investment Proceeds for Monthly Period                            0.00               0.00             0.00                   0.00
Reserve Draw Amount                                               0.00               0.00             0.00                   0.00
Available Reserve Account Amount                                  0.00               0.00             0.00                   0.00
Reserve Account Surplus                                           0.00               0.00             0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                  3.8781%            4.1481%          4.2681%
Monthly Interest Due                                      2,616,445.04         271,379.88       331,586.28           3,219,411.20
Outstanding Monthly Interest Due                                  0.00               0.00             0.00                   0.00
Additional Interest Due                                           0.00               0.00             0.00                   0.00
Total Interest Due                                        2,616,445.04         271,379.88       331,586.28           3,219,411.20
Investor Default Amount                                   2,639,117.52         255,914.43       303,898.38           3,198,930.32
Investor Monthly Fees Due                                 1,265,000.00         122,666.67       145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                                 6,520,562.56         649,960.98       781,151.32           7,951,674.86

Reallocated Investor Finance Charge Collections                                                                     16,435,173.83
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.9398%
Base Rate                                                                                                                 5.8925%
Excess Spread Percentage                                                                                                 11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                 Class A         Class B          Interest                Total
--------------------------------------------                 -------         -------          --------                -----

Beginning Certificates Balance                           759,000,000.00      73,600,000.00    87,400,000.00         920,000,000.00
Interest Distributions                                     2,616,445.04         271,379.88       331,586.28           3,219,411.20
Principal Deposits - Prin. Funding Account                         0.00               0.00             0.00                   0.00
Principal Distributions                                            0.00               0.00             0.00                   0.00
Total Distributions                                        2,616,445.04         271,379.88       331,586.28           3,219,411.20
Ending Certificates Balance                              759,000,000.00      73,600,000.00    87,400,000.00         920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.69

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.69

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $331,586.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $331,586.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $13,559,018.41

          a.   Class A Monthly Interest:                                                         $2,616,445.04
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,053,882.13
          e.   Excess Spread:                                                                    $7,888,691.24

     2. Class B Available Funds:                                                                 $1,314,813.91

          a.   Class B Monthly Interest:                                                           $271,379.88
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,043,434.02

     3.  Collateral Available Funds:                                                             $1,561,341.51

          a. Excess Spread:                                                                      $1,561,341.51

     4.   Total Excess Spread:                                                                  $10,493,466.77

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2002-3 Allocable Principal
          Collections:                                                                         $310,319,682.65

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                                                         $237,086,341.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $237,086,341.75

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,701,675.31

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $240,788,017.06

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $240,788,017.06

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                                                        $10,493,466.77
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $296,134.03
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $331,586.28
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $351,659.15
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,980,753.98

O.   Yield and Base Rate

     1. Base Rate
          a.   Current Monthly Period                                                                  5.8925%
          b.   Prior Monthly Period                                                                    5.7542%
          c.   Second Prior Monthly Period                                                             5.5685%

     2. Three Month Average Base Rate                                                                  5.7384%

     3. Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2964%
          b.   Prior Monthly Period                                                                   17.5736%
          c.   Second Prior Monthly Period                                                            16.3572%

     4. Three Month Average Series Adjusted Portfolio Yield                                         16.7424%

XV. Series 2002-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations        Interest            Interest
----------------------------------                     -----------        --------            --------
Beginning Invested /Transferor Amount                785,333,344.03    600,000,000.00    185,333,344.03
Beginning Adjusted Invested Amount                              N/A    600,000,000.00               N/A
Floating Allocation Percentage                                  N/A          76.4007%          23.5993%
Principal Allocation Percentage                                 N/A          76.4007%          23.5993%
Collections of Finance Chg. Receivables               14,016,367.52     10,708,599.83      3,307,767.69
Collections of Principal Receivables                 202,382,401.73    154,621,527.23     47,760,874.50
Defaulted Amount                                       2,730,681.14      2,086,258.91        644,422.23

Ending Invested / Transferor Amounts                 784,114,058.57    600,000,000.00    184,114,058.57


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                    Class A            Class B           Interest                Total
--------------------------------------                    -------            -------           --------                -----

Principal Funding Account                                       0.00              0.00              0.00                   0.00
Investment Proceeds for Monthly Period                          0.00              0.00              0.00                   0.00
Reserve Draw Amount                                             0.00              0.00              0.00                   0.00
Available Reserve Account Amount                                0.00              0.00              0.00                   0.00
Reserve Account Surplus                                         0.00              0.00              0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                3.9381%           4.2181%           4.2681%
Monthly Interest Due                                    1,732,777.20        179,973.55        216,251.92           2,129,002.67
Outstanding Monthly Interest Due                                0.00              0.00              0.00                   0.00
Additional Interest Due                                         0.00              0.00              0.00                   0.00
Total Interest Due                                      1,732,777.20        179,973.55        216,251.92           2,129,002.67
Investor Default Amount                                 1,721,163.60        166,900.71        198,194.60           2,086,258.91
Investor Monthly Fees Due                                 825,000.00         80,000.00         95,000.00           1,000,000.00
Investor Additional Amounts Due
Total Due                                               4,278,940.80        426,874.26        509,446.52           5,215,261.57

Reallocated Investor Finance Charge Collections                                                                   10,747,978.30
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.9975%
Base Rate                                                                                                               5.9484%
Excess Spread Percentage                                                                                               11.0654%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Collateral
C. Certificates - Balances and Distributions              Class A         Class B           Interest                Total
--------------------------------------------              -------         -------           --------                -----

Beginning Certificates Balance                       495,000,000.00     48,000,000.00     57,000,000.00         600,000,000.00
Interest Distributions                                 1,732,777.20        179,973.55        216,251.92           2,129,002.67
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                   0.00
Principal Distributions                                        0.00              0.00              0.00                   0.00
Total Distributions                                    1,732,777.20        179,973.55        216,251.92           2,129,002.67
Ending Certificates Balance                          495,000,000.00     48,000,000.00     57,000,000.00         600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.50

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.50

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $216,251.92

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $216,251.92

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                 $8,867,082.09

          a.   Class A Monthly Interest:                                                         $1,732,777.20
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,991,662.26
          e.   Excess Spread:                                                                    $5,142,642.63

     2. Class B Available Funds:                                                                   $859,838.26

          a.   Class B Monthly Interest:                                                           $179,973.55
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $679,864.72

     3. Collateral Available Funds:                                                              $1,021,057.94

          a.   Excess Spread:                                                                    $1,021,057.94

     4. Total Excess Spread:                                                                     $6,843,565.29

K. Reallocated Principal Collections.

     1.    Principal Allocation Percentage:                                                           76.4007%

     2.   Series 2002-5 Allocable Principal
          Collections:                                                                         $202,382,401.73

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                                                         $154,621,527.23

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $154,621,527.23

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,414,136.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $157,035,663.30

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $57,000,000.00

     2.   Required Collateral Invested Amount                                                   $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $157,035,663.30

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                                                         $6,843,565.29
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $193,130.89
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $216,251.92
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $229,342.93
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,204,839.55

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.9484%
          b.   Prior Monthly Period                                                                    5.8101%
          c.   Second Prior Monthly Period                                                             5.6244%

     2. Three Month Average Base Rate                                                                  5.7943%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.3540%
          b.   Prior Monthly Period                                                                   17.6313%
          c.   Second Prior Monthly Period                                                            16.4131%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7995%

XVI. Series 2002-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series         Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations          Interest            Interest
----------------------------------                    -----------          --------            --------

Beginning Invested /Transferor Amount                942,400,012.83     720,000,000.00    222,400,012.83
Beginning Adjusted Invested Amount                              N/A     720,000,000.00               N/A
Floating Allocation Percentage                                  N/A           76.4007%          23.5993%
Principal Allocation Percentage                                 N/A           76.4007%          23.5993%
Collections of Finance Chg. Receivables               16,819,641.02      12,850,319.79      3,969,321.23
Collections of Principal Receivables                 242,858,882.07     185,545,832.67     57,313,049.40
Defaulted Amount                                       3,276,817.37       2,503,510.69        773,306.68

Ending Invested / Transferor Amounts                 940,936,870.29     720,000,000.00    220,936,870.29


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements                    Class A          Class B           Interest                Total
--------------------------------------                    -------          -------           --------                -----

Principal Funding Account                                       0.00               0.00              0.00                   0.00
Investment Proceeds for Monthly Period                          0.00               0.00              0.00                   0.00
Reserve Draw Amount                                             0.00               0.00              0.00                   0.00
Available Reserve Account Amount                                0.00               0.00              0.00                   0.00
Reserve Account Surplus                                         0.00               0.00              0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                3.9081%            4.2181%           4.2681%
Monthly Interest Due                                    2,063,492.64         215,968.26        259,502.30           2,538,963.20
Outstanding Monthly Interest Due                                0.00               0.00              0.00                   0.00
Additional Interest Due                                         0.00               0.00              0.00                   0.00
Total Interest Due                                      2,063,492.64         215,968.26        259,502.30           2,538,963.20
Investor Default Amount                                 2,065,396.32         200,280.86        237,833.52           2,503,510.69
Investor Monthly Fees Due                                 990,000.00          96,000.00        114,000.00           1,200,000.00
Investor Additional Amounts Due
Total Due                                               5,118,888.96         512,249.11        611,335.82           6,242,473.89

Reallocated Investor Finance Charge Collections                                                                    12,881,733.96
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.9716%
Base Rate                                                                                                                5.9233%
Excess Spread Percentage                                                                                                11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions              Class A            Class B           Interest                Total
--------------------------------------------              -------            -------           --------                -----

Beginning Certificates Balance                          594,000,000.00      57,600,000.00     68,400,000.00         720,000,000.00
Interest Distributions                                    2,063,492.64         215,968.26        259,502.30           2,538,963.20
Principal Deposits - Prin. Funding Account                        0.00               0.00              0.00                   0.00
Principal Distributions                                           0.00               0.00              0.00                   0.00
Total Distributions                                       2,063,492.64         215,968.26        259,502.30           2,538,963.20
Ending Certificates Balance                             594,000,000.00      57,600,000.00     68,400,000.00         720,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.47

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $259,502.30

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $259,502.30

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $10,627,430.51

          a.   Class A Monthly Interest:                                                         $2,063,492.64
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,389,994.71
          e.   Excess Spread:                                                                    $6,173,943.16

     2. Class B Available Funds:                                                                 $1,030,538.72

          a.   Class B Monthly Interest:                                                           $215,968.26
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $814,570.46

     3. Collateral Available Funds:                                                              $1,223,764.73

          a. Excess Spread:                                                                      $1,223,764.73

     4. Total Excess Spread:                                                                     $8,212,278.34

K. Reallocated Principal Collections.

     1. Principal Allocation Percentage:                                                              76.4007%

     2.   Series 2002-6 Allocable Principal
          Collections:                                                                         $242,858,882.07

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                                                         $185,545,832.67

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $185,545,832.67

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,896,963.29

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $188,442,795.96

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,400,000.00

     2.   Required Collateral Invested Amount                                                   $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4. Treated as Shared Principal Collections:                                               $188,442,795.96

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                                                         $8,212,278.34
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $231,757.06
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $259,502.30
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $275,211.51
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,245,807.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.9233%
          b.   Prior Monthly Period                                                                    5.7850%
          c.   Second Prior Monthly Period                                                             5.5993%

     2.   Three Month Average Base Rate                                                                5.7692%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.3281%
          b.   Prior Monthly Period                                                                   17.6054%
          c.   Second Prior Monthly Period                                                            16.3880%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7738%

XVII. Series 2003-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations            Interest           Interest
----------------------------------                     -----------            --------           --------

Beginning Invested /Transferor Amount                1,204,177,794.17      920,000,000.00    284,177,794.17
Beginning Adjusted Invested Amount                                N/A      920,000,000.00               N/A
Floating Allocation Percentage                                    N/A            76.4007%          23.5993%
Principal Allocation Percentage                                   N/A            76.4007%          23.5993%
Collections of Finance Chg. Receivables                 21,491,763.53       16,419,853.07      5,071,910.46
Collections of Principal Receivables                   310,319,682.65      237,086,341.75     73,233,340.90
Defaulted Amount                                         4,187,044.41        3,198,930.32        988,114.09

Ending Invested / Transferor Amounts                 1,202,308,223.14      920,000,000.00    282,308,223.14


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                      Class A            Class B           Interest                Total
--------------------------------------                      -------            -------           --------                -----

Principal Funding Account                                        0.00                0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                   0.00
Reserve Draw Amount                                              0.00                0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                   0.00
Reserve Account Surplus                                          0.00                0.00              0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                 3.8781%             4.1681%           4.2681%
Monthly Interest Due                                     2,616,445.04          272,688.33        331,586.28           3,220,719.64
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                   0.00
Additional Interest Due                                          0.00                0.00              0.00                   0.00
Total Interest Due                                       2,616,445.04          272,688.33        331,586.28           3,220,719.64
Investor Default Amount                                  2,639,117.52          255,914.43        303,898.38           3,198,930.32
Investor Monthly Fees Due                                1,265,000.00          122,666.67        145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                                6,520,562.56          651,269.42        781,151.32           7,952,983.30

Reallocated Investor Finance Charge Collections                                                                      16,436,482.28
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.9415%
Base Rate                                                                                                                  5.8941%
Excess Spread Percentage                                                                                                  11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A             Class B           Interest                Total
--------------------------------------------                -------             -------           --------                -----

Beginning Certificates Balance                          759,000,000.00       73,600,000.00     87,400,000.00         920,000,000.00
Interest Distributions                                    2,616,445.04          272,688.33        331,586.28           3,220,719.64
Principal Deposits - Prin. Funding Account                        0.00                0.00              0.00                   0.00
Principal Distributions                                           0.00                0.00              0.00                   0.00
Total Distributions                                       2,616,445.04          272,688.33        331,586.28           3,220,719.64
Ending Certificates Balance                             759,000,000.00       73,600,000.00     87,400,000.00         920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.71

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.71

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                           $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                         $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                    $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                 $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                 $331,586.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                $331,586.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                   $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                           $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                              $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                            $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $13,560,097.88

          a.   Class A Monthly Interest:                                                         $2,616,445.04
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,053,882.13
          e.   Excess Spread:                                                                    $7,889,770.70

     2. Class B Available Funds:                                                                 $1,314,918.58

          a.   Class B Monthly Interest:                                                           $272,688.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,042,230.25

     3. Collateral Available Funds:                                                              $1,561,465.82

          a.   Excess Spread:                                                                    $1,561,465.82

     4. Total Excess Spread:                                                                    $10,493,466.77

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                             76.4007%

     2.   Series 2003-1 Allocable Principal
          Collections:                                                                         $310,319,682.65

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                                                         $237,086,341.75

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $237,086,341.75

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,701,675.31

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $240,788,017.06

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $240,788,017.06

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                                                        $10,493,466.77
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $296,134.03
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $331,586.28
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $351,659.15
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,980,753.98

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8941%
          b.   Prior Monthly Period                                                                    5.7558%
          c.   Second Prior Monthly Period                                                             5.5702%

     2.   Three Month Average Base Rate                                                                5.7400%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2981%
          b.   Prior Monthly Period                                                                   17.5753%
          c.   Second Prior Monthly Period                                                            16.3588%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7440%

XVIII. Series 2003-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series       Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest            Interest
----------------------------------                        -----------        --------            --------

Beginning Invested /Transferor Amount                1,439,777,797.38  1,100,000,000.00    339,777,797.38
Beginning Adjusted Invested Amount                                N/A  1,100,000,000.00               N/A
Floating Allocation Percentage                                    N/A          76.4007%          23.5993%
Principal Allocation Percentage                                   N/A          76.4007%          23.5993%
Collections of Finance Chg. Receivables                 25,696,673.79     19,632,433.02      6,064,240.77
Collections of Principal Receivables                   371,034,403.16    283,472,799.92     87,561,603.25
Defaulted Amount                                         5,006,248.76      3,824,808.00      1,181,440.76

Ending Invested / Transferor Amounts                 1,437,542,440.72  1,100,000,000.00    337,542,440.72


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                    Class A           Class B           Interest                Total
--------------------------------------                    -------           -------           --------                -----

Principal Funding Account                                       0.00              0.00              0.00                   0.00
Investment Proceeds for Monthly Period                          0.00              0.00              0.00                   0.00
Reserve Draw Amount                                             0.00              0.00              0.00                   0.00
Available Reserve Account Amount                                0.00              0.00              0.00                   0.00
Reserve Account Surplus                                         0.00              0.00              0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                3.8781%           4.1381%           4.2681%
Monthly Interest Due                                    3,128,358.20        323,693.72        396,461.85           3,848,513.78
Outstanding Monthly Interest Due                                0.00              0.00              0.00                   0.00
Additional Interest Due                                         0.00              0.00              0.00                   0.00
Total Interest Due                                      3,128,358.20        323,693.72        396,461.85           3,848,513.78
Investor Default Amount                                 3,155,466.60        305,984.64        363,356.76           3,824,808.00
Investor Monthly Fees Due                               1,512,500.00        146,666.67        174,166.67           1,833,333.33
Investor Additional Amounts Due
Total Due                                               7,796,324.80        776,345.03        933,985.28           9,506,655.11

Reallocated Investor Finance Charge Collections                                                                   19,649,969.10
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.9390%
Base Rate                                                                                                               5.8917%
Excess Spread Percentage                                                                                               11.0654%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions              Class A          Class B           Interest                Total
--------------------------------------------              -------          -------           --------                -----

Beginning Certificates Balance                       907,500,000.00     88,000,000.00    104,500,000.00       1,100,000,000.00
Interest Distributions                                 3,128,358.20        323,693.72        396,461.85           3,848,513.78
Principal Deposits - Prin. Funding Account                     0.00              0.00              0.00                   0.00
Principal Distributions                                        0.00              0.00              0.00                   0.00
Total Distributions                                    3,128,358.20        323,693.72        396,461.85           3,848,513.78
Ending Certificates Balance                          907,500,000.00     88,000,000.00    104,500,000.00       1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.68

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.68

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $396,461.85

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $396,461.85

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $16,211,224.51

          a.   Class A Monthly Interest:                                                         $3,128,358.20
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,651,380.81
          e.   Excess Spread:                                                                    $9,431,485.49

     2. Class B Available Funds:                                                                 $1,571,997.53

          a.   Class B Monthly Interest:                                                           $323,693.72
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,248,303.80

     3. Collateral Available Funds:                                                              $1,866,747.06

          a.   Excess Spread:                                                                    $1,866,747.06

     4.   Total Excess Spread:                                                                  $12,546,536.36

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2003-2 Allocable Principal
          Collections:                                                                         $371,034,403.16

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                                                         $283,472,799.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $283,472,799.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,425,916.14

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $287,898,716.05

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                           $104,500,000.00

     2.   Required Collateral Invested Amount                                                  $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $287,898,716.05

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                                                        $12,546,536.36
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $354,073.29
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $396,461.85
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $420,462.03
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,542,205.85

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8917%
          b.   Prior Monthly Period                                                                    5.7534%
          c.   Second Prior Monthly Period                                                             5.5677%

     2.   Three Month Average Base Rate                                                                5.7376%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2955%
          b.   Prior Monthly Period                                                                   17.5727%
          c.   Second Prior Monthly Period                                                            16.3564%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7416%

XIX. Series 2003-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series       Total Investor       Transferors
A. Investor/Transferor Allocations                     Allocations        Interest            Interest
----------------------------------                     -----------        --------            --------
Beginning Invested /Transferor Amount                981,666,680.03     750,000,000.00        231,666,680.03
Beginning Adjusted Invested Amount                              N/A     750,000,000.00                   N/A
Floating Allocation Percentage                                  N/A           76.4007%              23.5993%
Principal Allocation Percentage                                 N/A           76.4007%              23.5993%
Collections of Finance Chg. Receivables               17,520,459.40      13,385,749.78          4,134,709.62
Collections of Principal Receivables                 252,978,002.16     193,276,909.03         59,701,093.12
Defaulted Amount                                       3,413,351.42       2,607,823.63            805,527.79

Ending Invested / Transferor Amounts                 980,142,573.21     750,000,000.00        230,142,573.21


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A            Class B               Interest          Total
--------------------------------------                     -------            -------               --------          -----

Principal Funding Account                                       0.00               0.00                  0.00             0.00
Investment Proceeds for Monthly Period                          0.00               0.00                  0.00             0.00
Reserve Draw Amount                                             0.00               0.00                  0.00             0.00
Available Reserve Account Amount                                0.00               0.00                  0.00             0.00
Reserve Account Surplus                                         0.00               0.00                  0.00             0.00

Coupon September 15, 2005 to October 16, 2005                3.8781%            4.1181%               4.2681%
Monthly Interest Due                                    2,132,971.50         219,633.60            270,314.90     2,622,920.00
Outstanding Monthly Interest Due                                0.00               0.00                  0.00             0.00
Additional Interest Due                                         0.00               0.00                  0.00             0.00
Total Interest Due                                      2,132,971.50         219,633.60            270,314.90     2,622,920.00
Investor Default Amount                                 2,151,454.50         208,625.89            247,743.25     2,607,823.63
Investor Monthly Fees Due                               1,031,250.00         100,000.00            118,750.00     1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,315,676.00         528,259.49            636,808.15     6,480,743.63

Reallocated Investor Finance Charge Collections                                                                  13,396,639.54
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       16.9373%
Base Rate                                                                                                              5.8901%
Excess Spread Percentage                                                                                              11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions               Class A            Class B               Interest          Total
--------------------------------------------               -------            -------               --------          -----

Beginning Certificates Balance                         618,750,000.00      60,000,000.00         71,250,000.00   750,000,000.00
Interest Distributions                                   2,132,971.50         219,633.60            270,314.90     2,622,920.00
Principal Deposits - Prin. Funding Account                       0.00               0.00                  0.00             0.00
Principal Distributions                                          0.00               0.00                  0.00             0.00
Total Distributions                                      2,132,971.50         219,633.60            270,314.90     2,622,920.00
Ending Certificates Balance                            618,750,000.00      60,000,000.00         71,250,000.00   750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.45

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.45

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.66

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                   $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                            $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $270,314.90

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $270,314.90

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $11,052,227.62

          a.   Class A Monthly Interest:                                                         $2,132,971.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,489,577.83
          e.   Excess Spread:                                                                    $6,429,678.29

     2. Class B Available Funds:                                                                 $1,071,731.16

          a.   Class B Monthly Interest:                                                           $219,633.60
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $852,097.56

     3. Collateral Available Funds:                                                              $1,272,680.76

          a.   Excess Spread:                                                                    $1,272,680.76

     4. Total Excess Spread:                                                                     $8,554,456.61

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2003-3 Allocable Principal
          Collections:                                                                         $252,978,002.16

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                                                         $193,276,909.03

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $193,276,909.03

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,017,670.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $196,294,579.13

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $196,294,579.13

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                                                         $8,554,456.61
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $241,413.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $270,314.90
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $286,678.66
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,506,049.44

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8901%
          b.   Prior Monthly Period                                                                    5.7518%
          c.   Second Prior Monthly Period                                                             5.5661%

     2.   Three Month Average Base Rate                                                                5.7360%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2939%
          b.   Prior Monthly Period                                                                   17.5711%
          c.   Second Prior Monthly Period                                                            16.3548%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7399%

XX. Series 2003-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series       Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations        Interest            Interest
----------------------------------                      -----------        --------            --------

Beginning Invested /Transferor Amount                  890,044,456.56   680,000,000.00    210,044,456.56
Beginning Adjusted Invested Amount                                N/A   680,000,000.00               N/A
Floating Allocation Percentage                                    N/A         76.4007%          23.5993%
Principal Allocation Percentage                                   N/A         76.4007%          23.5993%
Collections of Finance Chg. Receivables                 15,885,216.52    12,136,413.14      3,748,803.39
Collections of Principal Receivables                   229,366,721.96   175,237,730.86     54,128,991.10
Defaulted Amount                                         3,094,771.96     2,364,426.76        730,345.20

Ending Invested / Transferor Amounts                   888,662,599.71   680,000,000.00    208,662,599.71


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                       Class A         Class B           Interest                Total
--------------------------------------                       -------         -------           --------                -----

Principal Funding Account                                        0.00             0.00              0.00                   0.00
Investment Proceeds for Monthly Period                           0.00             0.00              0.00                   0.00
Reserve Draw Amount                                              0.00             0.00              0.00                   0.00
Available Reserve Account Amount                                 0.00             0.00              0.00                   0.00
Reserve Account Surplus                                          0.00             0.00              0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                 1.6900%          1.9000%           4.6681%
Monthly Interest Due                                       828,381.67        64,600.00        211,621.89           1,104,603.56
Outstanding Monthly Interest Due                                 0.00             0.00              0.00                   0.00
Additional Interest Due                                          0.00             0.00              0.00                   0.00
Total Interest Due                                         828,381.67        64,600.00        211,621.89           1,104,603.56
Investor Default Amount                                  2,045,229.15       141,865.61        177,332.01           2,364,426.76
Investor Monthly Fees Due                                  980,333.33        68,000.00         85,000.00           1,133,333.33
Investor Additional Amounts Due
Total Due                                                3,853,944.15       274,465.61        473,953.90           4,602,363.65

Reallocated Investor Finance Charge Collections                                                                   11,268,649.43
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        15.4177%
Base Rate                                                                                                               3.7539%
Excess Spread Percentage                                                                                               11.7640%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                 Class A        Class B           Interest                Total
--------------------------------------------                 -------        -------           --------                -----

Beginning Certificates Balance                         588,200,000.00    40,800,000.00     51,000,000.00         680,000,000.00
Interest Distributions                                     828,381.67        64,600.00        211,621.89           1,104,603.56
Principal Deposits - Prin. Funding Account                       0.00             0.00              0.00                   0.00
Principal Distributions                                          0.00             0.00              0.00                   0.00
Total Distributions                                        828,381.67        64,600.00        211,621.89           1,104,603.56
Ending Certificates Balance                            588,200,000.00    40,800,000.00     51,000,000.00         680,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $1.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $1.58

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $211,621.89

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $211,621.89

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,747,381.75

          a.   Class A Monthly Interest:                                                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,366,658.07
          e.   Excess Spread:                                                                    $6,552,342.02

     2.   Class B Available Funds:                                                                 $676,118.97

          a.   Class B Monthly Interest:                                                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $611,518.97

     3.   Collateral Available Funds:                                                              $845,148.71

          a.   Excess Spread:                                                                      $845,148.71

     4.   Total Excess Spread:                                                                   $8,009,009.69

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2003-4 Allocable Principal
          Collections:                                                                         $229,366,721.96

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                                                         $175,237,730.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $175,237,730.86

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,736,020.88

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $177,973,751.74

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $51,000,000.00

     2.   Required Collateral Invested Amount                                                   $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $177,973,751.74

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                                                         $8,009,009.69
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $164,161.25
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $211,621.89
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $205,201.57
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,294,691.65

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  3.7539%
          b.   Prior Monthly Period                                                                    3.8486%
          c.   Second Prior Monthly Period                                                             3.8346%

     2.   Three Month Average Base Rate                                                                3.8124%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.7742%
          b.   Prior Monthly Period                                                                   15.9728%
          c.   Second Prior Monthly Period                                                            14.8106%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.1859%

XXI. Series 2004-1 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor    Transferors
A. Investor/Transferor Allocations                      Allocations           Interest         Interest
----------------------------------                      -----------           --------         --------

Beginning Invested /Transferor Amount                 1,047,111,125.37    800,000,000.00   247,111,125.37
Beginning Adjusted Invested Amount                                 N/A    800,000,000.00              N/A
Floating Allocation Percentage                                     N/A          76.4007%         23.5993%
Principal Allocation Percentage                                    N/A          76.4007%         23.5993%
Collections of Finance Chg. Receivables                  18,688,490.03     14,278,133.10     4,410,356.92
Collections of Principal Receivables                    269,843,202.30    206,162,036.30    63,681,166.00
Defaulted Amount                                          3,640,908.19      2,781,678.54       859,229.64

Ending Invested / Transferor Amounts                  1,045,485,411.43    800,000,000.00   245,485,411.43


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A            Class B          Interest                Total
--------------------------------------                      -------            -------          --------                -----

Principal Funding Account                                        0.00              0.00             0.00                   0.00
Investment Proceeds for Monthly Period                           0.00              0.00             0.00                   0.00
Reserve Draw Amount                                              0.00              0.00             0.00                   0.00
Available Reserve Account Amount                                 0.00              0.00             0.00                   0.00
Reserve Account Surplus                                          0.00              0.00             0.00                   0.00

Coupon September 15, 2005 to October 16, 2005                 3.8481%           4.0181%          4.3181%
Monthly Interest Due                                     2,284,934.08        214,300.27       276,360.32           2,775,594.67
Outstanding Monthly Interest Due                                 0.00              0.00             0.00                   0.00
Additional Interest Due                                          0.00              0.00             0.00                   0.00
Total Interest Due                                       2,284,934.08        214,300.27       276,360.32           2,775,594.67
Investor Default Amount                                  2,322,701.58        208,625.89       250,351.07           2,781,678.54
Investor Monthly Fees Due                                1,113,333.33        100,000.00       120,000.00           1,333,333.33
Investor Additional Amounts Due
Total Due                                                5,720,969.00        522,926.16       646,711.39           6,890,606.54

Reallocated Investor Finance Charge Collections                                                                   14,267,562.17
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.9046%
Base Rate                                                                                                               5.8584%
Excess Spread Percentage                                                                                               11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions                Class A           Class B          Interest                Total
--------------------------------------------                -------           -------          --------                -----

Beginning Certificates Balance                        668,000,000.00     60,000,000.00    72,000,000.00         800,000,000.00
Interest Distributions                                  2,284,934.08        214,300.27       276,360.32           2,775,594.67
Principal Deposits - Prin. Funding Account                      0.00              0.00             0.00                   0.00
Principal Distributions                                         0.00              0.00             0.00                   0.00
Total Distributions                                     2,284,934.08        214,300.27       276,360.32           2,775,594.67
Ending Certificates Balance                           668,000,000.00     60,000,000.00    72,000,000.00         800,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.42

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.42

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.57

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.57

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,216,146.39

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $276,360.32

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,939,786.07

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,913,414.41

          a.   Class A Monthly Interest:                                                         $2,284,934.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,687,738.16
          e.   Excess Spread:                                                                    $6,940,742.17

     2.   Class B Available Funds:                                                               $1,070,067.16

          a.   Class B Monthly Interest:                                                           $214,300.27
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $855,766.90

     3.   Collateral Available Funds:                                                            $1,284,080.60

          a. Excess Spread:                                                                      $1,284,080.60

     4.   Total Excess Spread:                                                                   $9,080,589.66

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2004-1 Allocable Principal
          Collections:                                                                         $269,843,202.30

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                                                         $206,162,036.30

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $206,162,036.30

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,218,848.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $209,380,884.40

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $72,000,000.00

     2.   Required Collateral Invested Amount                                                   $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $209,380,884.40

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                                                         $9,080,589.66
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $241,413.61
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $276,360.32
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $289,696.33
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,939,786.07

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8584%
          b.   Prior Monthly Period                                                                    5.7201%
          c.   Second Prior Monthly Period                                                             5.5345%

     2.   Three Month Average Base Rate                                                                5.7044%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2612%
          b.   Prior Monthly Period                                                                   17.5384%
          c.   Second Prior Monthly Period                                                            16.3231%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7076%

XXII. Series 2004-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                               Series       Total Investor       Transferors
A. Investor/Transferor Allocations                          Allocations        Interest            Interest
----------------------------------                          -----------        --------            --------

Beginning Invested /Transferor Amount                     523,555,562.68    400,000,000.00     123,555,562.68
Beginning Adjusted Invested Amount                                   N/A    400,000,000.00                N/A
Floating Allocation Percentage                                       N/A          76.4007%           23.5993%
Principal Allocation Percentage                                      N/A          76.4007%           23.5993%
Collections of Finance Chg. Receivables                     9,344,245.01      7,139,066.55       2,205,178.46
Collections of Principal Receivables                      134,921,601.15    103,081,018.15      31,840,583.00
Defaulted Amount                                            1,820,454.09      1,390,839.27         429,614.82

Ending Invested / Transferor Amounts                      522,742,705.71    400,000,000.00     122,742,705.71


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A            Class B             Interest             Total
--------------------------------------                      -------            -------             --------             -----

Principal Funding Account                                          0.00              0.00               0.00                  0.00
Investment Proceeds for Monthly Period                             0.00              0.00               0.00                  0.00
Reserve Draw Amount                                                0.00              0.00               0.00                  0.00
Available Reserve Account Amount                                   0.00              0.00               0.00                  0.00
Reserve Account Surplus                                            0.00              0.00               0.00                  0.00

Coupon September 15, 2005 to October 16, 2005                   3.9381%           4.1381%            4.4381%
Monthly Interest Due                                       1,169,187.04        110,350.13         142,020.16          1,421,557.33
Outstanding Monthly Interest Due                                   0.00              0.00               0.00                  0.00
Additional Interest Due                                            0.00              0.00               0.00                  0.00
Total Interest Due                                         1,169,187.04        110,350.13         142,020.16          1,421,557.33
Investor Default Amount                                    1,161,350.79        104,312.95         125,175.53          1,390,839.27
Investor Monthly Fees Due                                    556,666.67         50,000.00          60,000.00            666,666.67
Investor Additional Amounts Due
Total Due                                                  2,887,204.50        264,663.08         327,195.69          3,479,063.27

Reallocated Investor Finance Charge Collections                                                                       7,167,541.09
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           17.0040%
Base Rate                                                                                                                  5.9547%
Excess Spread Percentage                                                                                                  11.0654%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A          Class B             Interest             Total
--------------------------------------------                -------          -------             --------             -----

Beginning Certificates Balance                         334,000,000.00     30,000,000.00      36,000,000.00        400,000,000.00
Interest Distributions                                   1,169,187.04        110,350.13         142,020.16          1,421,557.33
Principal Deposits - Prin. Funding Account                       0.00              0.00               0.00                  0.00
Principal Distributions                                          0.00              0.00               0.00                  0.00
Total Distributions                                      1,169,187.04        110,350.13         142,020.16          1,421,557.33
Ending Certificates Balance                            334,000,000.00     30,000,000.00      36,000,000.00        400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.50

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.50

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.68

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.68

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                             $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $3,611,913.20

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $142,020.16

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $3,469,893.04

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $5,984,896.81

          a.   Class A Monthly Interest:                                                         $1,169,187.04
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,343,869.08
          e.   Excess Spread:                                                                    $3,471,840.69

     2. Class B Available Funds:                                                                   $537,565.58

          a.   Class B Monthly Interest:                                                           $110,350.13
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $427,215.45

     3.   Collateral Available Funds:                                                              $645,078.70

          a.   Excess Spread:                                                                      $645,078.70

     4.   Total Excess Spread:                                                                   $4,544,134.83

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2004-2 Allocable Principal
          Collections:                                                                         $134,921,601.15

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                                                         $103,081,018.15

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $103,081,018.15

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,609,424.05

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $104,690,442.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $36,000,000.00

     2.   Required Collateral Invested Amount                                                   $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $104,690,442.20

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                                                         $4,544,134.83
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $120,706.80
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $142,020.16
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $144,848.16
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $3,469,893.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.9547%
          b.   Prior Monthly Period                                                                    5.8164%
          c.   Second Prior Monthly Period                                                             5.6307%

     2.   Three Month Average Base Rate                                                                5.8006%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.3606%
          b.   Prior Monthly Period                                                                   17.6379%
          c.   Second Prior Monthly Period                                                            16.4194%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8059%

XXIII. Series 2004-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series       Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest            Interest
----------------------------------                        -----------        --------            --------

Beginning Invested /Transferor Amount                  785,333,344.03    600,000,000.00    185,333,344.03
Beginning Adjusted Invested Amount                                N/A    600,000,000.00               N/A
Floating Allocation Percentage                                    N/A          76.4007%          23.5993%
Principal Allocation Percentage                                   N/A          76.4007%          23.5993%
Collections of Finance Chg. Receivables                 14,016,367.52     10,708,599.83      3,307,767.69
Collections of Principal Receivables                   202,382,401.73    154,621,527.23     47,760,874.50
Defaulted Amount                                         2,730,681.14      2,086,258.91        644,422.23

Ending Invested / Transferor Amounts                   784,114,058.57    600,000,000.00    184,114,058.57


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                     Class A            Class B            Interest           Total
--------------------------------------                     -------            -------            --------           -----

Principal Funding Account                                        0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                           0.00              0.00              0.00                0.00
Reserve Draw Amount                                              0.00              0.00              0.00                0.00
Available Reserve Account Amount                                 0.00              0.00              0.00                0.00
Reserve Account Surplus                                          0.00              0.00              0.00                0.00

Coupon September 15, 2005 to October 16, 2005                 4.3500%           4.5500%           4.2381%
Monthly Interest Due                                     1,892,250.00        113,750.00        180,826.88        2,186,826.88
Outstanding Monthly Interest Due                                 0.00              0.00              0.00                0.00
Additional Interest Due                                          0.00              0.00              0.00                0.00
Total Interest Due                                       1,892,250.00        113,750.00        180,826.88        2,186,826.88
Investor Default Amount                                  1,815,045.25        104,312.95        166,900.71        2,086,258.91
Investor Monthly Fees Due                                  870,000.00         50,000.00         80,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                4,577,295.25        268,062.95        427,727.59        5,273,085.79

Reallocated Investor Finance Charge Collections                                                                 11,155,102.64
Interest and Principal Funding Investment Proceeds                                                                       0.00
Interest on Reserve Account                                                                                              0.00
Series Adjusted Portfolio Yield                                                                                      17.7964%
Base Rate                                                                                                             6.0583%
Excess Spread Percentage                                                                                             11.7640%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions               Class A          Class B            Interest           Total
--------------------------------------------               -------          -------            --------           -----

Beginning Certificates Balance                         522,000,000.00     30,000,000.00     48,000,000.00      600,000,000.00
Interest Distributions                                   1,892,250.00        113,750.00        180,826.88        2,186,826.88
Principal Deposits - Prin. Funding Account                       0.00              0.00              0.00                0.00
Principal Distributions                                          0.00              0.00              0.00                0.00
Total Distributions                                      1,892,250.00        113,750.00        180,826.88        2,186,826.88
Ending Certificates Balance                            522,000,000.00     30,000,000.00     48,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.79

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                   $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                            $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,734,966.57

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $180,826.88

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                   $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,554,139.69

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                    $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,704,939.30

          a.   Class A Monthly Interest:                                                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,100,298.39
          e.   Excess Spread:                                                                    $5,712,390.92

     2.   Class B Available Funds:                                                                 $557,755.13

          a.   Class B Monthly Interest:                                                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $444,005.13

     3.   Collateral Available Funds:                                                              $892,408.21

          a.   Excess Spread:                                                                      $892,408.21

     4.  Total Excess Spread:                                                                    $7,048,804.26

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2004-3 Allocable Principal
          Collections:                                                                         $202,382,401.73

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                                                         $154,621,527.23

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $154,621,527.23

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,414,136.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $157,035,663.30

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $48,000,000.00

     2.   Required Collateral Invested Amount                                                   $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $157,035,663.30

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                                                         $7,048,804.26
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $120,706.80
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $180,826.88
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $193,130.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,554,139.69

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.0583%
          b.   Prior Monthly Period                                                                    6.2267%
          c.   Second Prior Monthly Period                                                             6.2118%

     2.   Three Month Average Base Rate                                                                6.1656%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 17.1530%
          b.   Prior Monthly Period                                                                   18.4302%
          c.   Second Prior Monthly Period                                                            17.1878%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.5903%

XXIV. Series 2004-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series       Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest            Interest
----------------------------------                        -----------        --------            --------

Beginning Invested /Transferor Amount                   1,439,777,797.38    1,100,000,000.00    339,777,797.38
Beginning Adjusted Invested Amount                                   N/A    1,100,000,000.00               N/A
Floating Allocation Percentage                                       N/A            76.4007%          23.5993%
Principal Allocation Percentage                                      N/A            76.4007%          23.5993%
Collections of Finance Chg. Receivables                    25,696,673.79       19,632,433.02      6,064,240.77
Collections of Principal Receivables                      371,034,403.16      283,472,799.92     87,561,603.25
Defaulted Amount                                            5,006,248.76        3,824,808.00      1,181,440.76

Ending Invested / Transferor Amounts                    1,437,542,440.72    1,100,000,000.00    337,542,440.72


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                         Class A             Class B            Interest          Total
--------------------------------------                         -------             -------            --------          -----

Principal Funding Account                                            0.00                0.00              0.00               0.00
Investment Proceeds for Monthly Period                               0.00                0.00              0.00               0.00
Reserve Draw Amount                                                  0.00                0.00              0.00               0.00
Available Reserve Account Amount                                     0.00                0.00              0.00               0.00
Reserve Account Surplus                                              0.00                0.00              0.00               0.00

Coupon September 15, 2005 to October 16, 2005                     3.8581%             4.0481%           4.2381%
Monthly Interest Due                                         3,149,948.80          296,862.87        372,955.44       3,819,767.11
Outstanding Monthly Interest Due                                     0.00                0.00              0.00               0.00
Additional Interest Due                                              0.00                0.00              0.00               0.00
Total Interest Due                                           3,149,948.80          296,862.87        372,955.44       3,819,767.11
Investor Default Amount                                      3,193,714.68          286,860.60        344,232.72       3,824,808.00
Investor Monthly Fees Due                                    1,530,833.33          137,500.00        165,000.00       1,833,333.33
Investor Additional Amounts Due
Total Due                                                    7,874,496.81          721,223.47        882,188.16       9,477,908.44

Reallocated Investor Finance Charge Collections                                                                      19,621,222.43
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.9082%
Base Rate                                                                                                                  5.8619%
Excess Spread Percentage                                                                                                  11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                   Class A             Class B            Interest          Total
--------------------------------------------                   -------             -------            --------          -----

Beginning Certificates Balance                            918,500,000.00       82,500,000.00     99,000,000.00   1,100,000,000.00
Interest Distributions                                      3,149,948.80          296,862.87        372,955.44       3,819,767.11
Principal Deposits - Prin. Funding Account                          0.00                0.00              0.00               0.00
Principal Distributions                                             0.00                0.00              0.00               0.00
Total Distributions                                         3,149,948.80          296,862.87        372,955.44       3,819,767.11
Ending Certificates Balance                               918,500,000.00       82,500,000.00     99,000,000.00   1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.43

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.43

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.60

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                   $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                            $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $9,915,161.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                       $372,955.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                          $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                  $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $9,542,205.85

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                     $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                   $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,383,720.73

          a.   Class A Monthly Interest:                                                         $3,149,948.80
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,695,639.97
          e.   Excess Spread:                                                                    $9,538,131.95

     2.   Class B Available Funds:                                                               $1,471,591.68

          a.   Class B Monthly Interest:                                                           $296,862.87
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,174,728.82

     3.   Collateral Available Funds:                                                            $1,765,910.02

          a. Excess Spread:                                                                      $1,765,910.02

     4.   Total Excess Spread:                                                                  $12,478,770.79

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2004-4 Allocable Principal
          Collections:                                                                         $371,034,403.16

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                                                         $283,472,799.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $283,472,799.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,425,916.14

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $287,898,716.05

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $287,898,716.05

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                                                        $12,478,770.79
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $331,943.71
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $372,955.44
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $398,332.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $9,542,205.85

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8619%
          b.   Prior Monthly Period                                                                    5.7236%
          c.   Second Prior Monthly Period                                                             5.5379%

     2.   Three Month Average Base Rate                                                                5.7078%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2648%
          b.   Prior Monthly Period                                                                   17.5419%
          c.   Second Prior Monthly Period                                                            16.3266%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7111%

XXV. Series 2004-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                             Series       Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest            Interest
----------------------------------                        -----------        --------            --------

Beginning Invested /Transferor Amount                 1,308,888,906.71     1,000,000,000.00    308,888,906.71
Beginning Adjusted Invested Amount                                 N/A     1,000,000,000.00               N/A
Floating Allocation Percentage                                     N/A             76.4007%          23.5993%
Principal Allocation Percentage                                    N/A             76.4007%          23.5993%
Collections of Finance Chg. Receivables                  23,360,612.53        17,847,666.38      5,512,946.15
Collections of Principal Receivables                    337,304,002.88       257,702,545.38     79,601,457.50
Defaulted Amount                                          4,551,135.23         3,477,098.18      1,074,037.05

Ending Invested / Transferor Amounts                  1,306,856,764.29     1,000,000,000.00    306,856,764.29


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                       Class A           Class B            Interest          Total
--------------------------------------                       -------           -------            --------          -----

Principal Funding Account                                         0.00                 0.00              0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00              0.00               0.00
Reserve Draw Amount                                               0.00                 0.00              0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00              0.00               0.00
Reserve Account Surplus                                           0.00                 0.00              0.00               0.00

Coupon September 15, 2005 to October 16, 2005                  3.8581%              4.0181%           4.2281%
Monthly Interest Due                                      2,863,589.82           267,875.33        338,250.40       3,469,715.56
Outstanding Monthly Interest Due                                  0.00                 0.00              0.00               0.00
Additional Interest Due                                           0.00                 0.00              0.00               0.00
Total Interest Due                                        2,863,589.82           267,875.33        338,250.40       3,469,715.56
Investor Default Amount                                   2,903,376.98           260,782.36        312,938.84       3,477,098.18
Investor Monthly Fees Due                                 1,391,666.67           125,000.00        150,000.00       1,666,666.67
Investor Additional Amounts Due
Total Due                                                 7,158,633.47           653,657.70        801,189.24       8,613,480.40

Reallocated Investor Finance Charge Collections                                                                    17,834,674.94
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.9049%
Base Rate                                                                                                                5.8587%
Excess Spread Percentage                                                                                                11.0654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A           Class B            Interest          Total
--------------------------------------------                 -------           -------            --------          -----

Beginning Certificates Balance                           835,000,000.00        75,000,000.00     90,000,000.00   1,000,000,000.00
Interest Distributions                                     2,863,589.82           267,875.33        338,250.40       3,469,715.56
Principal Deposits - Prin. Funding Account                         0.00                 0.00              0.00               0.00
Principal Distributions                                            0.00                 0.00              0.00               0.00
Total Distributions                                        2,863,589.82           267,875.33        338,250.40       3,469,715.56
Ending Certificates Balance                              835,000,000.00        75,000,000.00     90,000,000.00   1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.43

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.43

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-Offs per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class A Investor Charge-Offs per
          $1,000 original certificate principal amount:                                                  $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class A Certificates exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date:                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.57

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.57

     3.   Amount of the distribution in respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                   $0.00

     2.   The amount of reductions in the Class B Invested Amount set forth in paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     3.   The total amount reimbursed in respect of such reductions in the Class
          B Invested Amount:                                                                            $0.00

     4.   The amount set forth in paragraph 3 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     5.   The amount, if any, by which the outstanding principal balance of the
          Class B Certificates exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date:                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                      $9,012,982.99

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                       $338,250.40

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                          $0.00

     4.   The amount distributed to the Collateral Interest Holder in respect of
          principal on the Collateral Invested Amount:                                                  $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                         $8,674,732.59

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                     $0.00

     2.   The total amount reimbursed in respect of such reductions in the
          Collateral Invested Amount:                                                                   $0.00

J. Application of Reallocated Investor Finance Charge Collections.

     1. Class A Available Funds:                                                                $14,891,953.57

          a.   Class A Monthly Interest:                                                         $2,863,589.82
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,359,672.70
          e.   Excess Spread:                                                                    $8,668,691.05

     2. Class B Available Funds:                                                                 $1,337,600.62

          a.   Class B Monthly Interest:                                                           $267,875.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,069,725.29

     3. Collateral Available Funds:                                                              $1,605,120.74

          a.  Excess Spread:                                                                     $1,605,120.74

     4. Total Excess Spread:                                                                    $11,343,537.08

K. Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2004-5 Allocable Principal
          Collections:                                                                         $337,304,002.88

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                                                         $257,702,545.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $257,702,545.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,023,560.12

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $261,726,105.50

L. Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $90,000,000.00

     2.   Required Collateral Invested Amount                                                   $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $261,726,105.50

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-5

     1.   Excess Spread:                                                                        $11,343,537.08
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $301,767.01
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $338,250.40
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $362,120.41
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $8,674,732.59

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8587%
          b.   Prior Monthly Period                                                                    5.7204%
          c.   Second Prior Monthly Period                                                             5.5347%

     2.   Three Month Average Base Rate                                                                5.7046%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2615%
          b.   Prior Monthly Period                                                                   17.5386%
          c.   Second Prior Monthly Period                                                            16.3234%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7078%

XXVI. Series 2005-1 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations        Interest              Interest
----------------------------------                    -----------        --------              --------

Beginning Invested /Transferor Amount                785,333,344.03   600,000,000.00        185,333,344.03
Beginning Adjusted Invested Amount                              N/A   600,000,000.00                   N/A
Floating Allocation Percentage                                  N/A         76.4007%              23.5993%
Principal Allocation Percentage                                 N/A         76.4007%              23.5993%
Collections of Finance Chg. Receivables               14,016,367.52    10,708,599.83          3,307,767.69
Collections of Principal Receivables                 202,382,401.73   154,621,527.23         47,760,874.50
Defaulted Amount                                       2,730,681.14     2,086,258.91            644,422.23

Ending Invested / Transferor Amounts                 784,114,058.57   600,000,000.00        184,114,058.57


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                  Class A             Class B               Interest           Total
--------------------------------------                  -------             -------               --------           -----

Principal Funding Account                                      0.00             0.00                  0.00                0.00
Investment Proceeds for Monthly Period                         0.00             0.00                  0.00                0.00
Reserve Draw Amount                                            0.00             0.00                  0.00                0.00
Available Reserve Account Amount                               0.00             0.00                  0.00                0.00
Reserve Account Surplus                                        0.00             0.00                  0.00                0.00

Coupon September 15, 2005 to October 16, 2005               3.7981%          3.8881%               4.0981%
Monthly Interest Due                                   1,691,433.89       155,525.20            196,710.24        2,043,669.33
Outstanding Monthly Interest Due                               0.00             0.00                  0.00                0.00
Additional Interest Due                                        0.00             0.00                  0.00                0.00
Total Interest Due                                     1,691,433.89       155,525.20            196,710.24        2,043,669.33
Investor Default Amount                                1,742,026.19       156,469.42            187,763.30        2,086,258.91
Investor Monthly Fees Due                                835,000.00        75,000.00             90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,268,460.08       386,994.62            474,473.54        5,129,928.24

Reallocated Investor Finance Charge Collections                                                                  10,662,644.96
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       16.8300%
Base Rate                                                                                                              5.7861%
Excess Spread Percentage                                                                                              11.0654%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions            Class A           Class B               Interest           Total
--------------------------------------------            -------           -------               --------           -----

Beginning Certificates Balance                       501,000,000.00    45,000,000.00         54,000,000.00      600,000,000.00
Interest Distributions                                 1,691,433.89       155,525.20            196,710.24        2,043,669.33
Principal Deposits - Prin. Funding Account                     0.00             0.00                  0.00                0.00
Principal Distributions                                        0.00             0.00                  0.00                0.00
Total Distributions                                    1,691,433.89       155,525.20            196,710.24        2,043,669.33
Ending Certificates Balance                          501,000,000.00    45,000,000.00         54,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.38

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.38

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,401,549.79

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $196,710.24

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,204,839.55

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $8,903,308.54

          a.   Class A Monthly Interest:                                                         $1,691,433.89
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,015,803.62
          e.   Excess Spread:                                                                    $5,196,071.03

     2.   Class B Available Funds:                                                                 $799,698.37

          a.   Class B Monthly Interest:                                                           $155,525.20
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $644,173.17

     3.   Collateral Available Funds:                                                              $959,638.05

          a.   Excess Spread:                                                                      $959,638.05

     4.   Total Excess Spread:                                                                   $6,799,882.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2005-1 Allocable Principal
          Collections:                                                                         $202,382,401.73

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                                                         $154,621,527.23

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $154,621,527.23

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,414,136.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $157,035,663.30

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $157,035,663.30

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-1

     1.   Excess Spread:                                                                         $6,799,882.25
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $181,060.21
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $196,710.24
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $217,272.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,204,839.55

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7861%
          b.   Prior Monthly Period                                                                    5.6479%
          c.   Second Prior Monthly Period                                                             5.4622%

     2.   Three Month Average Base Rate                                                                5.6321%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1866%
          b.   Prior Monthly Period                                                                   17.4637%
          c.   Second Prior Monthly Period                                                            16.2508%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.6337%

XXVII. Series 2005-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor           Transferors
A. Investor/Transferor Allocations                      Allocations         Interest               Interest
----------------------------------                      -----------         --------               --------

Beginning Invested /Transferor Amount                  785,333,344.03     600,000,000.00        185,333,344.03
Beginning Adjusted Invested Amount                                N/A     600,000,000.00                   N/A
Floating Allocation Percentage                                    N/A           76.4007%              23.5993%
Principal Allocation Percentage                                   N/A           76.4007%              23.5993%
Collections of Finance Chg. Receivables                 14,016,367.52      10,708,599.83          3,307,767.69
Collections of Principal Receivables                   202,382,401.73     154,621,527.23         47,760,874.50
Defaulted Amount                                         2,730,681.14       2,086,258.91            644,422.23

Ending Invested / Transferor Amounts                   784,114,058.57     600,000,000.00        184,114,058.57


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B            Interest          Total
--------------------------------------                     -------                -------            --------          -----

Principal Funding Account                                        0.00               0.00                  0.00               0.00
Investment Proceeds for Monthly Period                           0.00               0.00                  0.00               0.00
Reserve Draw Amount                                              0.00               0.00                  0.00               0.00
Available Reserve Account Amount                                 0.00               0.00                  0.00               0.00
Reserve Account Surplus                                          0.00               0.00                  0.00               0.00

Coupon September 15, 2005 to October 16, 2005                 3.8681%            4.0481%               4.2581%
Monthly Interest Due                                     1,722,607.23         161,925.20            204,390.24       2,088,922.67
Outstanding Monthly Interest Due                                 0.00               0.00                  0.00               0.00
Additional Interest Due                                          0.00               0.00                  0.00               0.00
Total Interest Due                                       1,722,607.23         161,925.20            204,390.24       2,088,922.67
Investor Default Amount                                  1,742,026.19         156,469.42            187,763.30       2,086,258.91
Investor Monthly Fees Due                                  835,000.00          75,000.00             90,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                                4,299,633.41         393,394.62            482,153.54       5,175,181.57

Reallocated Investor Finance Charge Collections                                                                     10,707,898.30
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.9188%
Base Rate                                                                                                                 5.8722%
Excess Spread Percentage                                                                                                 11.0654%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A              Class B              Interest           Total
--------------------------------------------             -------              -------              --------           -----

Beginning Certificates Balance                         501,000,000.00      45,000,000.00         54,000,000.00     600,000,000.00
Interest Distributions                                   1,722,607.23         161,925.20            204,390.24       2,088,922.67
Principal Deposits - Prin. Funding Account                       0.00               0.00                  0.00               0.00
Principal Distributions                                          0.00               0.00                  0.00               0.00
Total Distributions                                      1,722,607.23         161,925.20            204,390.24       2,088,922.67
Ending Certificates Balance                            501,000,000.00      45,000,000.00         54,000,000.00     600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.44

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.44

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.60

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.60

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
           c), (d), and (e) of the definition
           of Class B Invested Amount:                                                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,409,229.79

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $204,390.24

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,204,839.55

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $8,941,095.08

          a.   Class A Monthly Interest:                                                         $1,722,607.23
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,015,803.62
          e.   Excess Spread:                                                                    $5,202,684.23

     2.   Class B Available Funds:                                                                 $803,092.37

          a.   Class B Monthly Interest:                                                           $161,925.20
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $641,167.17

     3.   Collateral Available Funds:                                                              $963,710.85

          a.   Excess Spread:                                                                      $963,710.85

     4.   Total Excess Spread:                                                                   $6,807,562.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2005-2 Allocable Principal
          Collections:                                                                         $202,382,401.73

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                                                         $154,621,527.23

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $154,621,527.23

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,414,136.07

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $157,035,663.30

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $157,035,663.30

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-2

     1.   Excess Spread:                                                                         $6,807,562.25
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $181,060.21
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $204,390.24
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $217,272.25
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,204,839.55

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8722%
          b.   Prior Monthly Period                                                                    5.7339%
          c.   Second Prior Monthly Period                                                             5.5482%

     2.   Three Month Average Base Rate                                                                5.7181%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2754%
          b.   Prior Monthly Period                                                                   17.5526%
          c.   Second Prior Monthly Period                                                            16.3369%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7216%

XXVIII. Series 2005-3 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations          Interest             Interest
----------------------------------                     -----------          --------             --------

Beginning Invested /Transferor Amount                 916,222,234.70     700,000,000.00        216,222,234.70
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                   N/A
Floating Allocation Percentage                                   N/A           76.4007%              23.5993%
Principal Allocation Percentage                                  N/A           76.4007%              23.5993%
Collections of Finance Chg. Receivables                16,352,428.77      12,493,366.46          3,859,062.31
Collections of Principal Receivables                  236,112,802.01     180,391,781.76         55,721,020.25
Defaulted Amount                                        3,185,794.66       2,433,968.72            751,825.94

Ending Invested / Transferor Amounts                  914,799,735.00     700,000,000.00        214,799,735.00


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A              Class B               Interest          Total
--------------------------------------                   -------              -------               --------          -----

Principal Funding Account                                       0.00               0.00                  0.00               0.00
Investment Proceeds for Monthly Period                          0.00               0.00                  0.00               0.00
Reserve Draw Amount                                             0.00               0.00                  0.00               0.00
Available Reserve Account Amount                                0.00               0.00                  0.00               0.00
Reserve Account Surplus                                         0.00               0.00                  0.00               0.00

Coupon September 15, 2005 to October 16, 2005                3.7681%            3.9081%               4.0181%
Monthly Interest Due                                    1,957,752.88         182,379.40            225,015.28       2,365,147.56
Outstanding Monthly Interest Due                                0.00               0.00                  0.00               0.00
Additional Interest Due                                         0.00               0.00                  0.00               0.00
Total Interest Due                                      1,957,752.88         182,379.40            225,015.28       2,365,147.56
Investor Default Amount                                 2,032,363.89         182,547.65            219,057.19       2,433,968.72
Investor Monthly Fees Due                                 974,166.67          87,500.00            105,000.00       1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,964,283.43         452,427.05            549,072.47       5,965,782.95

Reallocated Investor Finance Charge Collections                                                                    12,420,619.12
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.7978%
Base Rate                                                                                                                5.7550%
Excess Spread Percentage                                                                                                11.0654%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions           Class A              Class B                Interest          Total
--------------------------------------------           -------              -------                --------          -----

Beginning Certificates Balance                        584,500,000.00      52,500,000.00         63,000,000.00     700,000,000.00
Interest Distributions                                  1,957,752.88         182,379.40            225,015.28       2,365,147.56
Principal Deposits - Prin. Funding Account                      0.00               0.00                  0.00               0.00
Principal Distributions                                         0.00               0.00                  0.00               0.00
Total Distributions                                     1,957,752.88         182,379.40            225,015.28       2,365,147.56
Ending Certificates Balance                           584,500,000.00      52,500,000.00         63,000,000.00     700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.35

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.35

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.47

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.47

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,297,328.09

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $225,015.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,072,312.81

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,371,216.97

          a.   Class A Monthly Interest:                                                         $1,957,752.88
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,351,770.89
          e.   Excess Spread:                                                                    $6,061,693.20

     2.   Class B Available Funds:                                                                 $931,546.43

          a.   Class B Monthly Interest:                                                           $182,379.40
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $749,167.03

     3.   Collateral Available Funds:                                                            $1,117,855.72

          a.   Excess Spread:                                                                    $1,117,855.72

     4.   Total Excess Spread:                                                                   $7,928,715.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2005-3 Allocable Principal
          Collections:                                                                         $236,112,802.01

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                                                         $180,391,781.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $180,391,781.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,816,492.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $183,208,273.85

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $183,208,273.85

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-3

     1.   Excess Spread:                                                                         $7,928,715.95
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $211,236.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $225,015.28
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $253,484.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,072,312.81

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7550%
          b.   Prior Monthly Period                                                                    5.6167%
          c.   Second Prior Monthly Period                                                             5.4310%

     2.   Three Month Average Base Rate                                                                5.6009%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1544%
          b.   Prior Monthly Period                                                                   17.4315%
          c.   Second Prior Monthly Period                                                            16.2197%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.6018%

XXIX. Series 2005-4 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest               Interest
----------------------------------                   -----------             --------               --------
Beginning Invested /Transferor Amount                   654,444,453.35   500,000,000.00         154,444,453.35
Beginning Adjusted Invested Amount                                 N/A   500,000,000.00                    N/A
Floating Allocation Percentage                                     N/A         76.4007%               23.5993%
Principal Allocation Percentage                                    N/A         76.4007%               23.5993%
Collections of Finance Chg. Receivables                  11,680,306.27     8,923,833.19           2,756,473.08
Collections of Principal Receivables                    168,652,001.44   128,851,272.69          39,800,728.75
Defaulted Amount                                          2,275,567.62     1,738,549.09             537,018.53

Ending Invested / Transferor Amounts                    653,428,382.14   500,000,000.00         153,428,382.14


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                 Class A               Class B                Interest            Total
--------------------------------------                 -------               -------                --------            -----
Principal Funding Account                                         0.00             0.00                   0.00              0.00
Investment Proceeds for Monthly Period                            0.00             0.00                   0.00              0.00
Reserve Draw Amount                                               0.00             0.00                   0.00              0.00
Available Reserve Account Amount                                  0.00             0.00                   0.00              0.00
Reserve Account Surplus                                           0.00             0.00                   0.00              0.00

Coupon September 15, 2005 to October 16, 2005                  3.8381%          4.0181%                4.1881%
Monthly Interest Due                                      1,424,372.69       133,937.67             167,525.20      1,725,835.56
Outstanding Monthly Interest Due                                  0.00             0.00                   0.00              0.00
Additional Interest Due                                           0.00             0.00                   0.00              0.00
Total Interest Due                                        1,424,372.69       133,937.67             167,525.20      1,725,835.56
Investor Default Amount                                   1,451,688.49       130,391.18             156,469.42      1,738,549.09
Investor Monthly Fees Due                                   695,833.33        62,500.00              75,000.00        833,333.33
Investor Additional Amounts Due
Total Due                                                 3,571,894.51       326,828.85             398,994.62      4,297,717.98

Reallocated Investor Finance Charge Collections                                                                     8,908,315.25
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.8836%
Base Rate                                                                                                                5.8381%
Excess Spread Percentage                                                                                                11.0654%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions           Class A               Class B                Interest            Total
--------------------------------------------           -------               -------                --------            -----
Beginning Certificates Balance                          417,500,000.00    37,500,000.00          45,000,000.00    500,000,000.00
Interest Distributions                                    1,424,372.69       133,937.67             167,525.20      1,725,835.56
Principal Deposits - Prin. Funding Account                        0.00             0.00                   0.00              0.00
Principal Distributions                                           0.00             0.00                   0.00              0.00
Total Distributions                                       1,424,372.69       133,937.67             167,525.20      1,725,835.56
Ending Certificates Balance                             417,500,000.00    37,500,000.00          45,000,000.00    500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.57

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.57

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,504,891.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $167,525.20

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,337,366.30

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,438,443.23

          a.   Class A Monthly Interest:                                                         $1,424,372.69
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,679,836.35
          e.   Excess Spread:                                                                    $4,334,234.19

     2.   Class B Available Funds:                                                                 $668,123.64

          a.   Class B Monthly Interest:                                                           $133,937.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $534,185.98

     3.   Collateral Available Funds:                                                              $801,748.37

          a.   Excess Spread:                                                                      $801,748.37

     4.   Total Excess Spread:                                                                   $5,670,168.54

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2005-4 Allocable Principal
          Collections:                                                                         $168,652,001.44

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                                                         $128,851,272.69

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $128,851,272.69

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,011,780.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $130,863,052.75

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $130,863,052.75

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-4

     1.   Excess Spread:                                                                         $5,670,168.54
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $150,883.50
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $167,525.20
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $181,060.21
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,337,366.30

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8381%
          b.   Prior Monthly Period                                                                    5.6998%
          c.   Second Prior Monthly Period                                                             5.5142%

     2.   Three Month Average Base Rate                                                                5.6840%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2402%
          b.   Prior Monthly Period                                                                   17.5174%
          c.   Second Prior Monthly Period                                                            16.3028%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.6868%

XXX. Series 2005-5 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest           Interest
----------------------------------                     -----------           --------           --------

Beginning Invested /Transferor Amount              1,439,777,797.38    1,100,000,000.00     339,777,797.38
Beginning Adjusted Invested Amount                              N/A    1,100,000,000.00                N/A
Floating Allocation Percentage                                  N/A            76.4007%           23.5993%
Principal Allocation Percentage                                 N/A            76.4007%           23.5993%
Collections of Finance Chg. Receivables               25,696,673.79       19,632,433.02       6,064,240.77
Collections of Principal Receivables                 371,034,403.16      283,472,799.92      87,561,603.25
Defaulted Amount                                       5,006,248.76        3,824,808.00       1,181,440.76

Ending Invested / Transferor Amounts               1,437,542,440.72    1,100,000,000.00     337,542,440.72


--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A             Class B            Interest               Total
--------------------------------------                   -------             -------            --------               -----

Principal Funding Account                                      0.00                0.00               0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00                 0.00
Reserve Draw Amount                                            0.00                0.00               0.00                 0.00
Available Reserve Account Amount                               0.00                0.00               0.00                 0.00
Reserve Account Surplus                                        0.00                0.00               0.00                 0.00

Coupon September 15, 2005 to October 16, 2005               3.8081%             3.9481%            4.0881%
Monthly Interest Due                                   3,109,126.58          289,529.53         359,755.44         3,758,411.56
Outstanding Monthly Interest Due                               0.00                0.00               0.00                 0.00
Additional Interest Due                                        0.00                0.00               0.00                 0.00
Total Interest Due                                     3,109,126.58          289,529.53         359,755.44         3,758,411.56
Investor Default Amount                                3,193,714.68          286,860.60         344,232.72         3,824,808.00
Investor Monthly Fees Due                              1,530,833.33          137,500.00         165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                              7,833,674.59          713,890.13         868,988.16         9,416,552.88

Reallocated Investor Finance Charge Collections                                                                   19,559,866.88
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.8425%
Base Rate                                                                                                               5.7983%
Excess Spread Percentage                                                                                               11.0654%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A             Class B            Interest               Total
--------------------------------------------             -------             -------            --------               -----

Beginning Certificates Balance                       918,500,000.00       82,500,000.00      99,000,000.00     1,100,000,000.00
Interest Distributions                                 3,109,126.58          289,529.53         359,755.44         3,758,411.56
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00                 0.00
Principal Distributions                                        0.00                0.00               0.00                 0.00
Total Distributions                                    3,109,126.58          289,529.53         359,755.44         3,758,411.56
Ending Certificates Balance                          918,500,000.00       82,500,000.00      99,000,000.00     1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.39

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.39

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.51

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.51

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $9,901,961.29

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $359,755.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $9,542,205.85

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,332,488.84

          a.   Class A Monthly Interest:                                                         $3,109,126.58
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,695,639.97
          e.   Excess Spread:                                                                    $9,527,722.28

     2.   Class B Available Funds:                                                               $1,466,990.02

          a.   Class B Monthly Interest:                                                           $289,529.53
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,177,460.48

     3.   Collateral Available Funds:                                                            $1,760,388.02

          a.   Excess Spread:                                                                    $1,760,388.02

     4.   Total Excess Spread:                                                                  $12,465,570.79

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2005-5 Allocable Principal
          Collections:                                                                         $371,034,403.16

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                                                         $283,472,799.92

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $283,472,799.92

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,425,916.14

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $287,898,716.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $287,898,716.05

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-5

     1.   Excess Spread:                                                                        $12,465,570.79
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $331,943.71
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $359,755.44
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $398,332.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $9,542,205.85

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7983%
          b.   Prior Monthly Period                                                                    5.6600%
          c.   Second Prior Monthly Period                                                             5.5193%

     2.   Three Month Average Base Rate                                                                5.6592%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1991%
          b.   Prior Monthly Period                                                                   17.4762%
          c.   Second Prior Monthly Period                                                            15.6195%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.4316%

XXX. Series 2005-6 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                      Series             Total Investor          Transferors
A. Investor/Transferor Allocations                 Allocations              Interest               Interest
----------------------------------                 -----------              --------               --------

Beginning Invested /Transferor Amount                 916,222,234.70     700,000,000.00         216,222,234.70
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                    N/A
Floating Allocation Percentage                                   N/A           76.4007%               23.5993%
Principal Allocation Percentage                                  N/A           76.4007%               23.5993%
Collections of Finance Chg. Receivables                16,352,428.77      12,493,366.46           3,859,062.31
Collections of Principal Receivables                  236,112,802.01     180,391,781.76          55,721,020.25
Defaulted Amount                                        3,185,794.66       2,433,968.72             751,825.94

Ending Invested / Transferor Amounts                  914,799,735.00     700,000,000.00         214,799,735.00


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements               Class A                Class B                Interest           Total
--------------------------------------               -------                -------                --------           -----

Principal Funding Account                                       0.00               0.00                   0.00             0.00
Investment Proceeds for Monthly Period                          0.00               0.00                   0.00             0.00
Reserve Draw Amount                                             0.00               0.00                   0.00             0.00
Available Reserve Account Amount                                0.00               0.00                   0.00             0.00
Reserve Account Surplus                                         0.00               0.00                   0.00             0.00

Coupon September 15, 2005 to October 16, 2005                3.7681%            3.9081%                4.0181%
Monthly Interest Due                                    1,957,752.88         182,379.40             225,015.28     2,365,147.56
Outstanding Monthly Interest Due                                0.00               0.00                   0.00             0.00
Additional Interest Due                                         0.00               0.00                   0.00             0.00
Total Interest Due                                      1,957,752.88         182,379.40             225,015.28     2,365,147.56
Investor Default Amount                                 2,032,363.89         182,547.65             219,057.19     2,433,968.72
Investor Monthly Fees Due                                 974,166.67          87,500.00             105,000.00     1,166,666.67
Investor Additional Amounts Due
Total Due                                               4,964,283.43         452,427.05             549,072.47     5,965,782.95

Reallocated Investor Finance Charge Collections                                                                   12,420,619.12
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.7978%
Base Rate                                                                                                               5.7550%
Excess Spread Percentage                                                                                               11.0654%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions         Class A                Class B                Interest           Total
--------------------------------------------         -------                -------                --------           -----

Beginning Certificates Balance                        584,500,000.00      52,500,000.00          63,000,000.00   700,000,000.00
Interest Distributions                                  1,957,752.88         182,379.40             225,015.28     2,365,147.56
Principal Deposits - Prin. Funding Account                      0.00               0.00                   0.00             0.00
Principal Distributions                                         0.00               0.00                   0.00             0.00
Total Distributions                                     1,957,752.88         182,379.40             225,015.28     2,365,147.56
Ending Certificates Balance                           584,500,000.00      52,500,000.00          63,000,000.00   700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.35

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.35

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.47

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.47

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,297,328.09

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $225,015.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,072,312.81

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,371,216.97

          a.   Class A Monthly Interest:                                                         $1,957,752.88
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,351,770.89
          e.   Excess Spread:                                                                    $6,061,693.20

     2.   Class B Available Funds:                                                                 $931,546.43

          a.   Class B Monthly Interest:                                                           $182,379.40
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $749,167.03

     3.   Collateral Available Funds:                                                            $1,117,855.72

          a.   Excess Spread:                                                                    $1,117,855.72

     4.   Total Excess Spread:                                                                   $7,928,715.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2005-6 Allocable Principal
          Collections:                                                                         $236,112,802.01

     3.   Principal Allocation Percentage of
          Series 2005-6 Allocable Principal
          Collections:                                                                         $180,391,781.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $180,391,781.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,816,492.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $183,208,273.85

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $183,208,273.85

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-6

     1.   Excess Spread:                                                                         $7,928,715.95
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $211,236.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $225,015.28
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $253,484.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,072,312.81

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.7550%
          b.   Prior Monthly Period                                                                    5.6338%
          c.   Second Prior Monthly Period                                                                 N/A

     2.   Three Month Average Base Rate                                                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1544%
          b.   Prior Monthly Period                                                                   17.0820%
          c.   Second Prior Monthly Period                                                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                                              N/A

XXX. Series 2005-7 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                             Series        Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------         --------            --------

Beginning Invested /Transferor Amount                   916,222,234.70    700,000,000.00      216,222,234.70
Beginning Adjusted Invested Amount                                 N/A    700,000,000.00                 N/A
Floating Allocation Percentage                                     N/A          76.4007%            23.5993%
Principal Allocation Percentage                                    N/A          76.4007%            23.5993%
Collections of Finance Chg. Receivables                  16,352,428.77     12,493,366.46        3,859,062.31
Collections of Principal Receivables                    236,112,802.01    180,391,781.76       55,721,020.25
Defaulted Amount                                          3,185,794.66      2,433,968.72          751,825.94

Ending Invested / Transferor Amounts                    914,799,735.00    700,000,000.00      214,799,735.00


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A           Class B             Interest            Total
--------------------------------------                      -------           -------             --------            -----

Principal Funding Account                                         0.00              0.00                0.00              0.00
Investment Proceeds for Monthly Period                            0.00              0.00                0.00              0.00
Reserve Draw Amount                                               0.00              0.00                0.00              0.00
Available Reserve Account Amount                                  0.00              0.00                0.00              0.00
Reserve Account Surplus                                           0.00              0.00                0.00              0.00

Coupon September 15, 2005 to October 16, 2005                  3.8381%           4.0381%             4.1781%
Monthly Interest Due                                      1,994,121.76        188,446.07          233,975.28      2,416,543.11
Outstanding Monthly Interest Due                                  0.00              0.00                0.00              0.00
Additional Interest Due                                           0.00              0.00                0.00              0.00
Total Interest Due                                        1,994,121.76        188,446.07          233,975.28      2,416,543.11
Investor Default Amount                                   2,032,363.89        182,547.65          219,057.19      2,433,968.72
Investor Monthly Fees Due                                   974,166.67         87,500.00          105,000.00      1,166,666.67
Investor Additional Amounts Due
Total Due                                                 5,000,652.32        458,493.72          558,032.47      6,017,178.50

Reallocated Investor Finance Charge Collections                                                                  12,472,014.68
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       16.8843%
Base Rate                                                                                                              5.8387%
Excess Spread Percentage                                                                                              11.0654%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A           Class B             Interest            Total
--------------------------------------------                -------           -------             --------            -----

Beginning Certificates Balance                          584,500,000.00     52,500,000.00       63,000,000.00    700,000,000.00
Interest Distributions                                    1,994,121.76        188,446.07          233,975.28      2,416,543.11
Principal Deposits - Prin. Funding Account                        0.00              0.00                0.00              0.00
Principal Distributions                                           0.00              0.00                0.00              0.00
Total Distributions                                       1,994,121.76        188,446.07          233,975.28      2,416,543.11
Ending Certificates Balance                             584,500,000.00     52,500,000.00       63,000,000.00    700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.59

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.59

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,306,288.09

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $233,975.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,072,312.81

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,414,132.26

          a.   Class A Monthly Interest:                                                         $3,109,126.58
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,351,770.89
          e.   Excess Spread:                                                                    $6,068,239.60

     2.   Class B Available Funds:                                                                 $935,401.10

          a.   Class B Monthly Interest:                                                           $188,446.07
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $746,955.03

     3.   Collateral Available Funds:                                                            $1,122,481.32

          a.   Excess Spread:                                                                    $1,122,481.32

     4.   Total Excess Spread:                                                                   $7,937,675.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.4007%

     2.   Series 2005-7 Allocable Principal
          Collections:                                                                         $236,112,802.01

     3.   Principal Allocation Percentage of
          Series 2005-7 Allocable Principal
          Collections:                                                                         $180,391,781.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $180,391,781.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-7:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,816,492.09

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $183,208,273.85

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $183,208,273.85

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-7

     1.   Excess Spread:                                                                         $7,937,675.95
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $211,236.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $233,975.28
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $253,484.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,072,312.81

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  5.8387%
          b.   Prior Monthly Period                                                                    5.7175%
          c.   Second Prior Monthly Period                                                                 N/A

     2.   Three Month Average Base Rate                                                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2409%
          b.   Prior Monthly Period                                                                   17.1602%
          c.   Second Prior Monthly Period                                                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                                              N/A